UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09475

Nuveen Dividend Advantage Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2012

Nuveen Quality Municipal Fund, Inc.
NQI

Nuveen Municipal Opportunity Fund, Inc.
NIO

Nuveen Premier Municipal Opportunity Fund, Inc.
NIF

Nuveen Premium Income Municipal Opportunity Fund
NPX

Nuveen Dividend Advantage Municipal Income Fund
NVG

Nuveen AMT-Free Municipal Income Fund
NEA

October

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage and Other Information	12

Common Share Dividend and Price Information	14

Performance Overviews	16

Shareholder Meeting Report	22

Report of Independent Registered Public Accounting Firm	24

Portfolios of Investments	25

Statement of Assets and Liabilities	90

Statement of Operations	92

Statement of Changes in Net Assets	94

Statement of Cash Flows	97

Financial Highlights	100

Notes to Financial Statements	108

Annual Investment Management Agreement Approval Process	122

Board Members and Officers	131

Reinvest Automatically, Easily and Conveniently	136

Glossary of Terms Used in this Report	138

Additional Fund Information	143

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the “fiscal cliff” approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Quality Municipal Fund, Inc. (NQI)
Nuveen Municipal Opportunity Fund, Inc. (NIO)
Nuveen Premier Municipal Opportunity Fund, Inc. (NIF)
Nuveen Premium Income Municipal Opportunity Fund (NPX)
Nuveen Dividend Advantage Municipal Income Fund (NVG)
Nuveen AMT-Free Municipal Income Fund (NEA)

Portfolio managers Paul Brennan and Douglas White review U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six national Funds. Paul has managed NIO, NIF, NVG, and NEA since 2006 and Douglas assumed portfolio management responsibility for NQI and NPX in January 2011.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Subsequent to the reporting period, the central bank decided during its December 2012 meeting to keep the fed funds rate at “exceptionally low levels” until either the unemployment rate reaches 6.5% or expected inflation goes above 2.5%. The Fed also affirmed its decision, announced in September 2012, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus program, the Fed plans to continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed’s holdings of longer-term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the third quarter 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.7%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.2% year-over-year as of October 2012, while the core CPI (which excludes food and energy) increased 2.0% during the period, staying just within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of November 2012, (subsequent to this reporting period), the national unemployment rate was 7.7%, the lowest unemployment rate since December 2008 and below the 8.7% level recorded in

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C, and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

November 2011. The slight decrease in unemployment from 7.9% in October 2012 was primarily due to workers who are no longer counted as part of the workforce. The housing market, long a major weak spot in the economic recovery, showed signs of improvement, with the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rising 3.0% for the twelve months ended September 2012 (most recent data available at the time this report was prepared). This marked the largest annual percentage gain for the index since July 2010, although housing prices continued to be off approximately 30% from their mid-2006 peak. The outlook for the U.S. economy remained clouded by uncertainty about global financial markets as well as the impending “fiscal cliff,” the combination of tax increases and spending cuts scheduled to take effect beginning January 2013 and their potential impact on the economy.

Municipal bond prices generally rallied during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends, and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve, and the curve flattened. In addition to the lingering effects of the Build America Bonds (BAB) program, which expired at the end of 2010 but impacted issuance well into 2012, the low level of municipal issuance reflected the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we saw an increased number of borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately 60% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended October 31, 2012, municipal bond issuance nationwide totaled $379.6 billion, an increase of 18.6% over the issuance for the twelve-month period ended October 31, 2011. As previously discussed, the majority of this increase was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained consistently strong, especially from individual investors, (as evidenced in part by flows into mutual funds) and also from banks, and crossover buyers such as hedge funds.

What key strategies were used to manage these Funds during the twelvemonth reporting period ended October 31, 2012?

In an environment characterized by tight supply, strong demand and lower yields, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. During the first two months of this period, finding appropriate bonds, especially new insured issues with longer maturities, remained a challenge for these Funds due to their insured mandate and the continued severe decline in insured issuance. In view of this situation, in October 2011 the Funds’ Board of Directors/Trustees approved changes to the Funds’ investment policy. Effective January 2, 2012, the Funds eliminated the policy requiring them to invest at least 80% of their managed assets in municipal

6	Nuveen Investments

securities covered by insurance. While each Fund continues to invest substantially all of its assets in a portfolio of investment-grade quality municipal securities, this change provides more flexibility regarding the types of securities available for investment.

Following this change, we were active in working to enhance the Funds’ diversification and transition their portfolios to reflect their uninsured status, adding a variety of sectors across the credit spectrum, particularly mid-tier and lower rated bonds. During this period, we found value in health care, substantially increasing our exposure to this sector in all of the Funds, especially NIO, NEA and NIF. NQI and NPX also added bonds secured by revenues from sales and use taxes as well as water and sewer bonds, primarily in the A and BBB credit sectors. Over the past few years, when there were fewer purchase opportunities due to the insured mandate, the Funds’ durations had drifted lower as bonds matured or were called from their portfolios, and we were unable to replace them with insured bonds with longer maturities. Consequently, during this period, we emphasized extending the Funds’ durations through the purchase of bonds with longer maturities. This also enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve and helped to provide additional protection for the Funds’ duration and yield curve positioning. Our opportunities in these areas were somewhat constrained by the structure of bonds typically issued as part of refinancing deals, which tend to be characterized by higher quality and shorter maturities.

We also took advantage of short-term opportunities created by the supply/demand dynamics in the municipal market. While demand for tax-exempt paper remained consistently strong throughout the period, supply fluctuated widely. We found that periods of substantial supply provided good short-term buying opportunities not only because of the increased number of issues available, but also because some investors became more hesitant in their buying as supply grew, causing spreads to widen temporarily. At times when supply was more plentiful, we were proactive in focusing on anticipating cash flows from bond calls and maturing bonds and closely monitored opportunities for reinvestment.

Cash for new purchases during this period was generated primarily by the proceeds from an increased number of bond calls resulting from the growth in refinancings. During this period, we worked to redeploy these proceeds as well as those from maturing bonds to keep the Funds as fully invested as possible. As part of the proposed reorganization of NEA, NIF and NPX, we also sold holdings of alternative minimum tax (AMT) bonds in NIF and NPX, closing out our positions in these bonds by March 31, 2012, which gave us additional cash to redeploy out longer on the yield curve. We also engaged in some tactical selling, that is, taking advantage of attractive bids for certain issues resulting from strong demand to sell a specific issue and reinvest the proceeds into bonds that we thought offered more potential. Overall, however, selling was relatively limited because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of October 31, 2012, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

Nuveen Investments	7

How did the Funds perform during the twelve-month reporting period ended October 31, 2012?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 10/31/12

Fund	1-Year	5-Year	10-Year
NQI	16.06%	6.97%	5.99%
NIO	15.03%	7.01%	6.08%
NIF	15.67%	7.33%	6.23%
NPX	16.07%	7.27%	6.11%
NVG	15.30%	7.40%	6.59%
S&P Municipal Bond Index**	9.56%	5.83%	5.35%
S&P Municipal Bond Insured Index**	9.50%	5.83%	5.31%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average**	18.77%	7.73%	6.99%

			Since
	1-Year	5-Year	Inception*
NEA	11.32%	6.68%	6.42%
S&P Municipal Bond Index**	9.56%	5.83%	5.35%
S&P Municipal Bond Insured Index**	9.50%	5.83%	5.31%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average**	18.77%	7.73%	6.99%

For the twelve months ended October 31, 2012, the total returns on common share net asset value (NAV) for all six of these Nuveen Funds exceeded the returns for the S&P Municipal Bond Index, as well as the S&P Municipal Bond Insured Index. For this same period, the Funds lagged the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important positive factor affecting the Funds’ performance over this period. Leverage is discussed in more detail later in this report.

In an environment of declining rates and a flattening yield curve, results for municipal maturity categories were positive across the yield curve, with longer maturities generally outperforming those with shorter maturities during this period. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. For this period, duration and yield curve positioning was a major factor in the performance of these Funds, with the net impact varying according to each Fund’s individual weightings along the curve. As previously mentioned, the Funds’ durations had shortened over the last several years as bonds matured or were called from their portfolios, and the lack of insured issuance hampered replacing them with bonds with longer maturities. With the investment policy change in January 2012, we worked to give these Funds better access to the longer segment of

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*	Since inception returns for NEA and its comparative indexes and benchmark and from 11/20/02.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

8	Nuveen Investments

the yield curve. Overall for the period, NIF and NPX were the most advantageously positioned in terms of duration and yield curve. All of the Funds benefited from their holdings of long duration bonds, many of which had zero percent coupons, which generally outperformed the market during this period. This was especially true in NQI and NPX, which were overweight in zero coupon bonds. NEA, which reaches its 10-year anniversary in November 2012, had the increased exposure to bonds with short call dates typically associated with that milestone, and its shorter effective duration constrained its participation in the market rally during this period.

Credit exposure was another important factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, these Funds benefited from their holdings of lower rated credits, especially NQI and NVG, which had the largest allocations of bonds rated BBB and the fewest AAA bonds as of October 31, 2012. NEA, on the other hand, had the heaviest weighting of bonds rated AAA and the smallest weighting of BBB bonds, which detracted from its performance.

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included health care (together with hospitals), transportation, education and water and sewer bonds. All of these Funds had strong weightings in health care, while their transportation holdings, especially toll roads, also added to performance, with NQI having the heaviest weighting in this sector and NEA the smallest. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed extremely well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by investors who had become less risk-averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement stand to receive increased payments from the tobacco companies. Benefiting from the recent change in investment policy, NIO, NIF, NVG and NEA now have allocations of lower rated tobacco bonds, while NQI and NPX do not hold any tobacco credits.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of October 31, 2012, NEA held the heaviest weighting of pre-refunded bonds, which significantly detracted from its performance during this period, while NVG had the smallest exposure to these bonds. General obligation (GO) bonds and housing and utilities (e.g., resource recovery, public power) credits also lagged the performance of the general municipal market for this period.

Nuveen Investments	9

FUND POLICY CHANGES

On October 28, 2011, the Funds’ Board of Directors/Trustees approved changes to each Fund’s investment policy regarding its investment in insured municipal securities. These changes were intended to increase the Funds’ flexibility regarding the types of securities available for investment.

Effective January 2, 2012, each Fund eliminated its investment policy requiring it, under normal circumstances, to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Over the past few years, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds have not changed their investment objective and will continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, the Funds changed their names as follows:

•	Nuveen Insured Quality Municipal Fund, Inc. (NQI) changed to Nuveen Quality Municipal Fund, Inc. (NQI);

•	Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) changed to Nuveen Municipal Opportunity Fund, Inc. (NIO);

•	Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) changed to Nuveen Premier Municipal Opportunity Fund, Inc. (NIF);

•	Nuveen Insured Premium Income Municipal Fund 2 (NPX) changed to Nuveen Premium Income Municipal Opportunity Fund (NPX);

•	Nuveen Insured Dividend Advantage Municipal Fund (NVG) changed to Nuveen Dividend Advantage Municipal Income Fund (NVG); and

•	Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) changed to Nuveen AMT-Free Municipal Income Fund (NEA).

In addition, each Fund changed its non-fundamental investment policy requiring each Fund to invest in municipal securities rated at least investment grade at the time of investment. Each Fund adopted a new policy to, under normal circumstances, invest at least 80% of its managed assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization or are unrated but judged to be of comparable quality by the Fund’s investment adviser. Under the new policy, each Fund may invest up to 20% of its managed assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser. No more than 10% of each Fund’s managed assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

10	Nuveen Investments

APPROVED FUND REORGANIZATIONS

On June 22, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for certain Funds included in this report. The reorganizations are intended to create a single larger Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds		Symbol	Acquiring Fund	Symbol
•	Nuveen Premier Municipal	NIF	Nuveen AMT-Free Municipal	NEA
	Opportunity Fund, Inc.		Income Fund
•	Nuveen Premium Income	NPX
Municipal Opportunity Fund

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

In addition, shareholders of the Acquired Funds will become shareholders of the Acquiring Fund. Holders of common shares will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of their Acquired Fund held immediately prior to the reorganization.

Nuveen Investments	11

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2012, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying tables.

MTP Shares

		MTP Shares Issued	Annual	NYSE
Fund	Series	at Liquidation Value	Interest Rate	Ticker
NVG	2014	$108,000,000	2.95%	NVG PrC
NEA	2015	$83,000,000	2.85%	NEA PrC

VMTP Shares

		VMTP Shares Issued
Fund	Series	at Liquidation Value
NQI	2014	$240,400,000
NVG	2014	$92,500,000
NEA	2014	$67,600,000

VRDP Shares

VRDP Shares Issued
Fund	at Liquidation Value
NIO	$667,200,000
NIF	$130,900,000
NPX	$219,000,000

Subsequent to the close of this reporting period, NQI successfully exchanged of all its outstanding 2,404 Series 2014 VMTP Shares for 2,404 Series 2015 VMTP Shares. This transaction was completed in a privately negotiated offering.

12	Nuveen Investments

The Fund completed the exchange offer in which it refinanced its existing VMTP Shares with new VMTP Shares at a reduced cost and with a term redemption date of December 1, 2015. Dividends on the VMTP Shares will be set weekly at a fixed spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA).

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on MTP Shares, VMTP Shares and VRDP Shares.)

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Nuveen Investments	13

Common Share Dividend and
Price Information

DIVIDEND INFORMATION

The monthly dividends of all six Funds in this report remained stable throughout the twelve-month reporting period ended October 31, 2012.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions in December 2011 as follows:

		Short-Term Capital Gains
	Long-Term Capital Gains	and/or Ordinary Income
Fund	(per share)	(per share)
NQI	—	$0.0026
NIO	$0.0026	—
NVG	$0.0413	—

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2012, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND PRICE INFORMATION

As of October 31, 2012, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NQI, NIF and NPX have not repurchased any of their outstanding common shares.

	Common Shares	% of Outstanding
Fund	Repurchased and Retired	Common Shares
NIO	2,900	0.0%
NVG	10,400	0.0%
NEA	19,300	0.1%

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

14	Nuveen Investments

As of October 31, 2012, and during the twelve-month reporting period, the Funds’ common share prices were trading at (+) premiums and/or (-) discounts to their common share NAVs as shown in the accompanying table.

	10/31/12	Twelve-Month Average
Fund	(+)Premium/(-)Discount	(+)Premium/(-)Discount
NQI	(+)0.00%	(-)1.02%
NIO	(-)2.76%	(-)3.35%
NIF	(-)1.99%	(+)0.45%
NPX	(-)0.20%	(-)2.55%
NVG	(-)3.12%	(-)3.47%
NEA	(+)2.00%	(-)1.92%

Nuveen Investments	15

NQI	Nuveen Quality
Performance	Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2012

Fund Snapshot
Common Share Price	$15.49
Common Share Net Asset Value (NAV)	$15.49
Premium/(Discount) to NAV	—%
Market Yield	5.81%
Taxable-Equivalent Yield1	8.07%
Net Assets Applicable to Common Shares ($000)	$595,740

Leverage
Regulatory Leverage	28.75%
Effective Leverage	36.68%

Average Annual Total Returns
(Inception 12/19/90)
	On Share Price	On NAV
1-Year	16.65%	16.06%
5-Year	9.09%	6.97%
10-Year	6.31%	5.99%

States3
(as a % of total investments)
California	14.5%
Florida	9.9%
Washington	7.0%
Texas	6.3%
Arizona	6.2%
Illinois	6.1%
Pennsylvania	5.4%
Colorado	3.8%
Kentucky	3.6%
Massachusetts	3.3%
Michigan	2.7%
New York	2.7%
Louisiana	2.5%
Indiana	2.5%
Ohio	2.3%
Wisconsin	2.3%
Other	18.9%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	25.2%
Transportation	14.5%
Health Care	14.5%
Tax Obligation/General	13.2%
Water and Sewer	11.3%
U.S. Guaranteed	11.1%
Other	10.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.
4	The Fund paid shareholders a net ordinary income distribution in December 2011 of $0.0026 per share.
5	Rounds to less than 1%.

16	Nuveen Investments

NIO	Nuveen Municipal
Performance	Opportunity
OVERVIEW	Fund, Inc.
as of October 31, 2012

Fund Snapshot
Common Share Price	$15.53
Common Share Net Asset Value (NAV)	$15.97
Premium/(Discount) to NAV	-2.76%
Market Yield	5.64%
Taxable-Equivalent Yield1	7.83%
Net Assets Applicable to Common Shares ($000)	$1,526,792

Leverage
Regulatory Leverage	30.41%
Effective Leverage	36.13%

Average Annual Total Returns
(Inception 9/19/91)
	On Share Price	On NAV
1-Year	15.92%	15.03%
5-Year	9.01%	7.01%
10-Year	6.48%	6.08%

States3
(as a % of total investments)
Florida	15.1%
California	13.1%
Illinois	5.7%
New York	4.9%
Texas	4.7%
Washington	4.5%
South Carolina	3.7%
Pennsylvania	3.6%
Nevada	3.5%
Indiana	3.5%
New Jersey	3.3%
Ohio	3.2%
Louisiana	2.9%
Colorado	2.7%
Michigan	2.3%
Massachusetts	2.2%
Arizona	2.1%
Other	19.0%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	24.4%
Transportation	13.9%
U.S. Guaranteed	13.9%
Health Care	13.0%
Water and Sewer	10.9%
Tax Obligation/General	10.1%
Utilities	7.1%
Education and Civic Organizations	5.0%
Other	1.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0026 per share.

Nuveen Investments	17

NIF	Nuveen Premier
Performance	Municipal Opportunity
OVERVIEW	Fund, Inc.
as of October 31, 2012

Fund Snapshot
Common Share Price	$15.75
Common Share Net Asset Value (NAV)	$16.07
Premium/(Discount) to NAV	-1.99%
Market Yield	5.75%
Taxable-Equivalent Yield1	7.99%
Net Assets Applicable to Common Shares ($000)	$313,735

Leverage
Regulatory Leverage	29.44%
Effective Leverage	36.49%

Average Annual Total Returns
(Inception 12/19/91)
	On Share Price	On NAV
1-Year	17.06%	15.67%
5-Year	9.71%	7.33%
10-Year	6.41%	6.23%

States3
(as a % of total investments)
California	15.8%
Illinois	11.5%
Washington	6.8%
Colorado	5.1%
Texas	5.1%
Indiana	4.6%
Pennsylvania	4.6%
New York	4.6%
Florida	4.5%
Arizona	3.5%
Ohio	3.4%
Massachusetts	3.2%
Oregon	2.9%
North Carolina	2.8%
New Jersey	2.6%
Other	19.0%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	20.4%
U.S. Guaranteed	17.0%
Tax Obligation/General	16.3%
Health Care	12.3%
Transportation	11.6%
Water and Sewer	10.1%
Utilities	5.1%
Other	7.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

18	Nuveen Investments

NPX	Nuveen Premium
Performance	Income Municipal
OVERVIEW	Opportunity Fund
as of October 31, 2012

Fund Snapshot
Common Share Price	$14.90
Common Share Net Asset Value (NAV)	$14.93
Premium/(Discount) to NAV	-0.20%
Market Yield	4.99%
Taxable-Equivalent Yield1	6.93%
Net Assets Applicable to Common Shares ($000)	$557,623

Leverage
Regulatory Leverage	28.20%
Effective Leverage	33.86%

Average Annual Total Returns
(Inception 7/22/93)
	On Share Price	On NAV
1-Year	22.39%	16.07%
5-Year	10.22%	7.27%
10-Year	6.72%	6.11%

States3
(as a % of total investments)
California	17.4%
New York	7.2%
Pennsylvania	6.6%
New Jersey	6.5%
Colorado	6.2%
Illinois	6.1%
Texas	6.1%
Florida	5.7%
Indiana	3.8%
Louisiana	3.7%
Washington	3.7%
Arizona	3.3%
Puerto Rico	2.9%
Georgia	2.6%
Other	18.2%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	19.9%
Health Care	13.6%
U.S. Guaranteed	13.3%
Transportation	13.0%
Water and Sewer	12.0%
Tax Obligation/General	8.9%
Utilities	8.8%
Education and Civic Organizations	8.0%
Other	2.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.
4	Rounds to less than 1%.

Nuveen Investments	19

NVG	Nuveen Dividend
Performance	Advantage Municipal
OVERVIEW	Income Fund
as of October 31, 2012

Fund Snapshot
Common Share Price	$15.82
Common Share Net Asset Value (NAV)	$16.33
Premium/(Discount) to NAV	-3.12%
Market Yield	5.69%
Taxable-Equivalent Yield1	7.90%
Net Assets Applicable to Common Shares ($000)	$486,750

Leverage
Regulatory Leverage	29.17%
Effective Leverage	35.38%

Average Annual Total Returns
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	17.44%	15.30%
5-Year	9.18%	7.40%
10-Year	6.88%	6.59%

States3
(as a % of total municipal bonds)
California	13.2%
Texas	12.1%
Washington	8.7%
Florida	7.2%
Illinois	7.1%
Pennsylvania	4.5%
Colorado	4.3%
Indiana	4.3%
New York	3.8%
Louisiana	3.3%
Ohio	2.9%
Michigan	2.5%
Massachusetts	2.5%
South Carolina	2.5%
Arizona	1.9%
Other	19.2%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	24.6%
Health Care	17.3%
Transportation	12.8%
Tax Obligation/General	11.0%
U.S. Guaranteed	8.6%
Water and Sewer	7.6%
Education and Civic Organizations	7.0%
Other	11.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0413 per share.

20	Nuveen Investments

NEA	Nuveen AMT-Free
Performance	Municipal Income
OVERVIEW	Fund
as of October 31, 2012

Fund Snapshot
Common Share Price	$15.80
Common Share Net Asset Value (NAV)	$15.49
Premium/(Discount) to NAV	2.00%
Market Yield	5.32%
Taxable-Equivalent Yield1	7.39%
Net Assets Applicable to Common Shares ($000)	$344,487

Leverage
Regulatory Leverage	30.42%
Effective Leverage	38.19%

Average Annual Total Returns
(Inception 11/21/02)
	On Share Price	On NAV
1-Year	20.64%	11.32%
5-Year	7.96%	6.68%
Since Inception	6.33%	6.42%

States3
(as a % of total investments)
Florida	12.2%
California	11.1%
Illinois	6.9%
Michigan	6.6%
Washington	6.6%
Texas	6.5%
Indiana	5.6%
Pennsylvania	5.1%
Colorado	4.1%
New York	3.6%
Wisconsin	3.2%
North Carolina	3.1%
South Carolina	2.7%
Ohio	2.5%
Massachusetts	2.5%
Other	17.7%

Portfolio Composition3
(as a % of total investments)
U.S. Guaranteed	27.9%
Tax Obligation/Limited	20.7%
Health Care	15.9%
Water and Sewer	11.3%
Tax Obligation/General	7.0%
Utilities	5.4%
Education and Civic Organizations	5.1%
Other	6.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	21

NQI	Shareholder Meeting Report
NIO
NIF
The annual meeting of shareholders was held on July 31, 2012 in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members.

	NQI		NIO		NIF
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	32,527,790	—	83,666,240	—	17,730,366	—
Withhold	1,260,488	—	2,305,783	—	276,130	—
Total	33,788,278	—	85,972,023	—	18,006,496	—
Robert P. Bremner
For	32,491,513	—	83,589,188	—	17,699,200	—
Withhold	1,296,765	—	2,382,835	—	307,296	—
Total	33,788,278	—	85,972,023	—	18,006,496	—
Jack B. Evans
For	32,523,192	—	83,673,053	—	17,678,000	—
Withhold	1,265,086	—	2,298,970	—	328,496	—
Total	33,788,278	—	85,972,023	—	18,006,496	—
William C. Hunter
For	—	2,404	—	4,822	—	919
Withhold	—	—	—	—	—	150
Total	—	2,404	—	4,822	—	1,069
David J. Kundert
For	32,477,103	—	83,550,805	—	17,685,792	—
Withhold	1,311,175	—	2,421,218	—	320,704	—
Total	33,788,278	—	85,972,023	—	18,006,496	—
William J. Schneider
For	—	2,404	—	4,822	—	919
Withhold	—	—	—	—	—	150
Total	—	2,404	—	4,822	—	1,069
Judith M. Stockdale
For	32,498,077	—	83,601,833	—	17,687,693	—
Withhold	1,290,201	—	2,370,190	—	318,803	—
Total	33,788,278	—	85,972,023	—	18,006,496	—
Carole E. Stone
For	32,494,013	—	83,572,556	—	17,663,617	—
Withhold	1,294,265	—	2,399,467	—	342,879	—
Total	33,788,278	—	85,972,023	—	18,006,496	—
Virginia L. Stringer
For	32,519,787	—	83,649,701	—	17,676,046	—
Withhold	1,268,491	—	2,322,322	—	330,450	—
Total	33,788,278	—	85,972,023	—	18,006,496	—
Terence J. Toth
For	32,523,594	—	83,626,483	—	17,706,525	—
Withhold	1,264,684	—	2,345,540	—	299,971	—
Total	33,788,278	—	85,972,023	—	18,006,496	—

22	Nuveen Investments

	NPX		NVG		NEA
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Robert P. Bremner
For	33,282,849	—	37,110,423	—	27,842,984	—
Withhold	1,013,001	—	904,567	—	746,993	—
Total	34,295,850	—	38,014,990	—	28,589,977	—
Jack B. Evans
For	33,322,775	—	37,103,943	—	27,862,274	—
Withhold	973,075	—	911,047	—	727,703	—
Total	34,295,850	—	38,014,990	—	28,589,977	—
William C. Hunter
For	—	1,271	—	9,779,600	—	7,663,225
Withhold	—	919	—	270,961	—	195,933
Total	—	2,190	—	10,050,561	—	7,859,158
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William J. Schneider
For	—	1,271	—	9,745,816	—	7,627,055
Withhold	—	919	—	304,745	—	232,103
Total	—	2,190	—	10,050,561	—	7,859,158
Judith M. Stockdale
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Carole E. Stone
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Virginia L. Stringer
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

Nuveen Investments	23

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Quality Municipal Fund, Inc. (formerly known as Nuveen Insured Quality Municipal Fund, Inc.)
Nuveen Municipal Opportunity Fund, Inc. (formerly known as Nuveen Insured Municipal Opportunity Fund, Inc.)
Nuveen Premier Municipal Opportunity Fund, Inc. (formerly known as Nuveen Premier Insured Municipal Income Fund, Inc.)
Nuveen Premium Income Municipal Opportunity Fund (formerly known as Nuveen Insured Premium Income Municipal Fund 2)
Nuveen Dividend Advantage Municipal Income Fund (formerly known as Nuveen Insured Dividend Advantage Municipal Fund)
Nuveen AMT-Free Municipal Income Fund (formerly known as Nuveen Insured Tax-Free Advantage Municipal Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Municipal Fund, Inc., Nuveen Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Opportunity Fund, Inc., Nuveen Premium Income Municipal Opportunity Fund, Nuveen Dividend Advantage Municipal Income Fund, and Nuveen AMT-Free Municipal Income Fund (the “Funds”) as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Quality Municipal Fund, Inc., Nuveen Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Opportunity Fund, Inc., Nuveen Premium Income Municipal Opportunity Fund, Nuveen Dividend Advantage Municipal Income Fund, and Nuveen AMT-Free Municipal Income Fund at October 31, 2012, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 27, 2012

24	Nuveen Investments

Nuveen Quality Municipal Fund, Inc.
NQI	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.8% (1.3% of Total Investments)
$1,135	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	AA+ (4)	$1,144,511
7,000	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	A1	7,381,780
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Auburn Water Supply Agreement, Series 2011:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	AA–	1,340,525
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	AA–	1,079,410
10,385	Total Alabama			10,946,226
	Arizona – 9.0% (6.2% of Total Investments)
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,392,118
1,850	5.000%, 2/01/21	No Opt. Call	BBB+	2,104,209
	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A:
4,180	5.000%, 7/01/30	7/22 at 100.00	A1	4,739,786
10,000	5.000%, 7/01/31	7/22 at 100.00	A1	11,268,800
	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA–	1,369,500
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA–	1,674,675
7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA–	8,036,469
2,750	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032- 11034, 14.760%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2	3,234,440
9,270	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	AA–	9,282,793
8,755	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	10,539,269
47,795	Total Arizona			53,642,059
	Arkansas – 0.4% (0.3% of Total Investments)
2,250	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/24 – NPFG Insured	11/14 at 100.00	Aa2	2,420,190
	California – 21.2% (14.5% of Total Investments)
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
4,010	5.000%, 12/01/24 – NPFG Insured (UB)	12/14 at 100.00	AAA	4,397,607
3,965	5.000%, 12/01/26 – NPFG Insured (UB)	12/14 at 100.00	AAA	4,348,257
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/23	11/22 at 100.00	BBB+	1,130,650
5,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	5,540,300
	California State, General Obligation Bonds, Series 2002:
4,455	5.000%, 4/01/27 – AMBAC Insured	11/12 at 100.00	A1	4,470,192
4,325	5.000%, 10/01/32 – NPFG Insured	11/12 at 100.00	A1	4,338,408
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1	5,210
3,745	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+ (4)	3,995,278
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	8,424,360

Nuveen Investments	25

Nuveen Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	$1,023,900
2,340	Cerritos Public Financing Authority, California, Tax Allocation Revenue Bonds, Los Cerritos Redevelopment Projects, Series 2002A, 5.000%, 11/01/24 – AMBAC Insured	11/17 at 102.00	A–	2,497,576
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	3,669,200
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
22,985	0.000%, 1/15/24 – NPFG Insured	1/13 at 52.13	BBB	11,840,953
22,000	0.000%, 1/15/31 – NPFG Insured	1/13 at 34.14	BBB	7,420,600
50,000	0.000%, 1/15/37 – NPFG Insured	1/13 at 23.70	BBB	11,702,500
5,000	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.125%, 3/01/32 – AMBAC Insured	3/13 at 100.50	A	5,052,950
8,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	8,688,530
5,795	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2	3,454,168
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured	9/21 at 100.00	AA–	1,278,053
4,100	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	2/13 at 100.00	BBB (4)	4,769,571
2,590	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/25 – SYNCORA GTY Insured	10/14 at 100.00	BBB	2,603,028
2,000	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	9/14 at 100.00	AA–	2,057,100
	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A:
2,000	5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	AA+	2,236,400
3,655	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+	4,082,891
8,965	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	8,581,388
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	2,309,230
1,000	Sierra Joint Community College District, Tahoe Truckee, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2005A, 5.000%, 8/01/27 – FGIC Insured	8/14 at 100.00	Aa2	1,068,610
1,525	Sierra Joint Community College District, Western Nevada, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2005A, 5.000%, 8/01/27 – FGIC Insured	8/14 at 100.00	Aa2	1,629,630
3,170	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	3,505,291
189,825	Total California			126,121,831
	Colorado – 5.6% (3.8% of Total Investments)
2,015	Board of Trustees of the University of Northern Colorado, Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AGM Insured	6/15 at 100.00	AA–	2,212,107
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
1,615	5.000%, 12/01/22	No Opt. Call	BBB+	1,796,639
2,895	5.000%, 12/01/23	12/22 at 100.00	BBB+	3,185,948
4,200	5.000%, 12/01/24	12/22 at 100.00	BBB+	4,599,588
1,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	1,138,260
5,365	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	6,143,086
1,085	Denver, Colorado, Airport Revenue Bonds, Trust 2365, 13.386%, 11/15/25 – FGIC Insured (IF)	11/16 at 100.00	A+	1,684,810

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$9,880	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB	$3,552,058
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB	4,838,200
1,250	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	1,373,850
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	1,035,619
1,100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA–	1,244,617
5	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	5,452
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
320	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	357,776
175	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	195,851
41,785	Total Colorado			33,363,861
	Connecticut – 1.2% (0.8% of Total Investments)
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	1,131,280
4,880	Connecticut State, General Obligation Bonds, Series 2005B, 5.250%, 6/01/20 – AMBAC Insured	No Opt. Call	AA	6,184,229
5,880	Total Connecticut			7,315,509
	District of Columbia – 1.2% (0.8% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.561%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,543,954
3,920	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1730, 11.553%, 10/01/36 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	5,705,991
5,255	Total District of Columbia			7,249,945
	Florida – 14.5% (9.9% of Total Investments)
4,455	Broward County School Board, Florida, Certificates of Participation, Series 2005A, 5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA–	4,694,991
10,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	11,291,300
2,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA–	2,248,740
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,170,519
3,450	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/24 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (4)	3,756,533
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	4,503,360
7,000	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	8,169,770
2,750	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 101.00	AAA	2,854,583
2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008, Trust 2929, 16.990%, 12/01/16 – AGC Insured (IF) (5)	No Opt. Call	AAA	4,009,136
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1	695,280
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/25	11/21 at 100.00	A2	1,131,750
7,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	7,008,820

Nuveen Investments	27

Nuveen Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
October 31, 2012
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$13,045	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2004A, 5.000%, 10/01/30 – FGIC Insured (Alternative Minimum Tax)	10/14 at 100.00	A	$13,351,949
10,085	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2008B, 5.000%, 10/01/41 – AGM Insured	10/18 at 100.00	AA–	10,822,718
3,730	Palm Beach County School Board, Florida, Certificates of Participation, Series 2003A, 5.000%, 8/01/16 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	AA– (4)	3,862,713
4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	4,682,569
2,000	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA–	2,224,840
78,790	Total Florida			86,479,571
	Georgia – 3.2% (2.2% of Total Investments)
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA–	1,076,050
7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	8,021,300
2,000	City of Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–	2,344,960
7,295	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.000%, 7/15/36 – NPFG Insured	7/14 at 100.00	A3	7,470,007
17,295	Total Georgia			18,912,317
	Hawaii – 1.4% (1.0% of Total Investments)
1,620	Hawaii County, Hawaii, General Obligation Bonds, Series 2003A, 5.000%, 7/15/21 – AGM Insured	7/13 at 100.00	Aa2	1,673,363
5,250	Hawaii General Obligation Bonds, Series 2011EA, 5.000%, 12/01/20	No Opt. Call	AA	6,637,890
6,870	Total Hawaii			8,311,253
	Illinois – 8.9% (6.1% of Total Investments)
3,490	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Refunding Series 2005A, 5.500%, 12/01/30 – AMBAC Insured	No Opt. Call	A+	4,454,671
1,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA–	1,722,855
1,775	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A2	1,986,793
2,660	Cook County, Illinois, General Obligation Bonds, Refunding Series 2007B, 5.000%, 11/15/21 – NPFG Insured	11/17 at 100.00	AA	3,146,940
2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	2,620,666
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,140,060
825	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A	927,746
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/37 – AGM Insured	1/21 at 100.00	Aa3	8,382,794
15,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	16,648,050
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	965,600
18,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AAA	11,119,680
58,890	Total Illinois			53,115,855

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 3.6% (2.5% of Total Investments)
$11,130	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	$12,358,418
3,680	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	3,975,835
4,935	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1990A, 7.250%, 6/01/15 – AMBAC Insured	No Opt. Call	AA+	5,375,350
19,745	Total Indiana			21,709,603
	Kansas – 1.4% (0.9% of Total Investments)
5,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	6,013,205
2,000	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/21 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	Aa2 (4)	2,085,880
7,500	Total Kansas			8,099,085
	Kentucky – 5.3% (3.6% of Total Investments)
3,015	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3	3,268,260
	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
2,530	6.150%, 10/01/27 – NPFG Insured	10/13 at 101.00	BBB	2,630,213
12,060	6.150%, 10/01/28 – NPFG Insured	10/13 at 101.00	BBB	12,531,908
	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
3,815	6.150%, 10/01/27 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	A– (4)	4,056,985
6,125	6.150%, 10/01/28 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	A– (4)	6,513,509
2,230	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	Aa2 (4)	2,513,545
29,775	Total Kentucky			31,514,420
	Louisiana – 3.7% (2.5% of Total Investments)
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
11,325	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	12,382,755
8,940	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	9,514,306
10	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.685%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	12,569
5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.654%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	6,282
20,280	Total Louisiana			21,915,912
	Maine – 0.4% (0.3% of Total Investments)
555	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1999B, 6.000%, 7/01/29 – NPFG Insured	11/12 at 100.00	Aaa	557,276
1,820	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2012A-1, 4.000%, 11/15/24 – AGM Insured (Alternative Minimum Tax)	11/21 at 100.00	AA+	1,925,942
2,375	Total Maine			2,483,218
	Massachusetts – 4.8% (3.3% of Total Investments)
4,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	4,527,440
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	7,993,440
3,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Tender Option Bond Trust 11824, 13.317%, 1/01/16 (IF)	No Opt. Call	AAA	4,923,694
Nuveen Investments	29

Nuveen Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
$1,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	$1,320,713
1,000	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,056,570
1,195	5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,262,601
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,113,140
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,648,299
1,245	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–	1,465,925
23,490	Total Massachusetts			28,311,822
	Michigan – 4.0% (2.7% of Total Investments)
710	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	770,748
5,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	5,334,750
1,825	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/28 – AGM Insured	5/17 at 100.00	Aa2	2,077,617
2,750	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa3	3,195,060
10,585	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	12,212,655
20,870	Total Michigan			23,590,830
	Minnesota – 0.4% (0.2% of Total Investments)
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA–	1,116,130
1,040	Wayzata, Minnesota, Senior Housing Enhanced Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012b, 4.875%, 5/01/19	5/14 at 100.00	N/R	1,052,397
2,040	Total Minnesota			2,168,527
	Mississippi – 1.8% (1.2% of Total Investments)
2,715	Harrison County Wastewater Management District, Mississippi, Revenue Refunding Bonds, Wastewater Treatment Facilities, Series 1991B, 7.750%, 2/01/14 – FGIC Insured (ETM)	No Opt. Call	BBB (4)	2,967,088
1,330	Harrison County Wastewater Management District, Mississippi, Wastewater Treatment Facilities Revenue Refunding Bonds, Series 1991A, 8.500%, 2/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,356,002
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA–	6,430,654
9,490	Total Mississippi			10,753,744
	Nebraska – 2.2% (1.5% of Total Investments)
12,155	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (5)	9/17 at 100.00	AA	12,943,860
	Nevada – 0.1% (0.1% of Total Investments)
639	Nevada State Las Vegas Monorail Company, Nevada, Series 2012A, 5.500%, 7/15/19 (6)	No Opt. Call	N/R	460,954
192	Nevada State Las Vegas Monorail Company, Nevada, Series 2012B, 3.000%, 6/30/55 (6)	No Opt. Call	N/R	79,582
831	Total Nevada			540,536
	New Jersey – 1.9% (1.3% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,700	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,808,001
1,700	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,808,001
6,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	7,704,900
9,400	Total New Jersey			11,320,902

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.8% (0.6% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
$1,345	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AAA	$1,431,618
3,290	5.000%, 6/01/23 – AMBAC Insured	6/14 at 100.00	AAA	3,497,599
4,635	Total New Mexico			4,929,217
	New York – 3.9% (2.7% of Total Investments)
310	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.500%, 10/01/17 – NPFG Insured	11/12 at 100.00	A+	311,135
4,080	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,234,224
2,890	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	3,232,234
2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	2,255,760
3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	3,421,968
1,290	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	1,496,813
1,740	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 16.696%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	2,127,881
510	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/13 at 100.00	AA–	511,270
	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B:
2,460	5.000%, 3/15/24 – AGM Insured (UB)	3/15 at 100.00	AAA	2,731,658
2,465	5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA	2,737,210
21,045	Total New York			23,060,153
	North Dakota – 0.5% (0.3% of Total Investments)
	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A:
600	3.000%, 3/01/18	No Opt. Call	A	631,350
970	4.000%, 3/01/19	No Opt. Call	A	1,071,462
1,085	5.000%, 3/01/21	No Opt. Call	A	1,275,287
2,655	Total North Dakota			2,978,099
	Ohio – 3.4% (2.3% of Total Investments)
7,000	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/19 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	A+ (4)	7,548,310
9,045	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	9,339,415
3,065	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	3,393,752
19,110	Total Ohio			20,281,477
	Pennsylvania – 7.9% (5.4% of Total Investments)
3,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,323,700
1,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA–	1,314,621
6,015	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,703,116
1,600	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	1,744,192
2,450	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	2,744,490

Nuveen Investments	31

Nuveen Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$3,750	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	$4,321,013
5,400	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB) (5)	12/16 at 100.00	AA–	5,650,776
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	AA–	5,450,600
7,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–	8,656,352
2,500	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA–	2,717,975
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	BBB	2,095,260
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–	1,283,130
1,000	5.500%, 12/01/35 – AGM Insured	12/21 at 100.00	AA–	1,141,490
42,855	Total Pennsylvania			47,146,715
	Puerto Rico – 3.3% (2.3% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	BBB+	2,657,175
31,870	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	6,214,969
5,000	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	Baa1	5,001,550
5,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured	No Opt. Call	A3	5,938,300
44,370	Total Puerto Rico			19,811,994
	South Carolina – 2.2% (1.5% of Total Investments)
2,425	Charleston County School District, South Carolina, General Obligation Bonds, Series 2004A, 5.000%, 2/01/22 (Pre-refunded 2/01/14) – AMBAC Insured	2/14 at 100.00	AA+ (4)	2,568,293
9,950	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	10,484,216
12,375	Total South Carolina			13,052,509
	South Dakota – 0.3% (0.2% of Total Investments)
1,850	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A, 5.000%, 7/01/42	7/21 at 100.00	A+	2,024,677
	Tennessee – 1.3% (0.9% of Total Investments)
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A:
7,500	0.000%, 1/01/24 – AGM Insured	1/13 at 52.75	AA–	3,932,625
5,000	0.000%, 1/01/25 – AGM Insured	1/13 at 49.71	AA–	2,470,400
2,750	0.000%, 1/01/26 – AGM Insured	1/13 at 46.78	AA–	1,278,173
15,250	Total Tennessee			7,681,198
	Texas – 9.1% (6.3% of Total Investments)
2,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	2,568,853
1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	1,991,278
1,500	Clifton Higher Education Finance Corporation, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB	1,537,050

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,135	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004, 5.250%, 7/15/20 – AGM Insured (UB)	7/14 at 100.00	Aa3	$3,361,755
3,735	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003, 5.125%, 2/15/31 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+ (4)	3,788,373
4,700	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	5,022,890
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
3,500	5.125%, 9/01/32 – AGM Insured	9/16 at 100.00	AA–	3,750,880
2,055	5.125%, 9/01/33 – AGM Insured	9/16 at 100.00	AA–	2,202,302
17,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	25,387,630
2,000	Laredo Independent School District Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2004A, 5.000%, 8/01/24 – AMBAC Insured	2/13 at 100.00	A+	2,008,119
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2	2,773,643
44,015	Total Texas			54,392,773
	Utah – 0.9% (0.6% of Total Investments)
3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust R-11752, 12.592%, 6/15/27 – AGM Insured (IF)	6/18 at 100.00	AAA	5,209,432
	Washington – 10.2% (7.0% of Total Investments)
10,355	King County School District 403 Renton, Washington, General Obligation Bonds, Series 2012, 5.000%, 12/01/19	No Opt. Call	AA+	12,905,437
8,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	9,154,240
1,665	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.221%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	2,385,679
1,970	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,215,127
8,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 4.000%, 10/01/34	10/22 at 100.00	AA	8,227,680
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/28 – NPFG Insured (UB)	No Opt. Call	AA+	13,045,385
10,000	Washington State, General Obligation Refunding Bonds, Various Purpose Series 2012R-13A, 5.000%, 7/01/21	No Opt. Call	AA+	12,648,598
61,500	Total Washington			60,582,146
	Wisconsin – 3.3% (2.3% of Total Investments)
1,635	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/26 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (4)	1,790,112
3,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 4.500%, 2/15/40	2/22 at 100.00	A–	3,484,823
11,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	12,019,260
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35	5/21 at 100.00	A+	1,442,823
1,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1	1,087,978
18,260	Total Wisconsin			19,824,996

Nuveen Investments	33

Nuveen Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.8% (0.6% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
$1,000	5.500%, 12/01/27	12/21 at 100.00	BBB	$1,158,320
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB	1,190,060
1,530	Wyoming Community Development Authority, Housing Revenue Bonds, 2012 Series 1, 4.375%, 12/01/32 (Alternative Minimum Tax)	12/21 at 100.00	AA+	1,571,522
1,000	Wyoming Community Development Authority, Housing Revenue Bonds, 2012 Series 2, 4.250%, 12/01/37	12/21 at 100.00	AA+	1,030,388
4,530	Total Wyoming			4,950,290
$919,036	Total Investments (cost $792,700,614) – 145.9%			869,156,752
	Floating Rate Obligations – (8.8)%			(52,625,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (40.4)% (7)			(240,400,000)
	Other Assets Less Liabilities – 3.3%			19,608,508
	Net Assets Applicable to Common Shares – 100%			$595,740,260

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1– General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.7%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

34	Nuveen Investments

Nuveen Municipal Opportunity Fund, Inc.
NIO	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.2% (0.8% of Total Investments)
$10,500	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	$10,897,215
10,195	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A, 5.375%, 2/01/27 – FGIC Insured (4)	11/12 at 100.00	Caa3	7,689,273
20,695	Total Alabama			18,586,488
	Arizona – 3.2% (2.1% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	4,443,657
5,545	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43 (WI/DD, Settling 11/08/12)	1/22 at 100.00	AA–	6,217,553
	Arizona State University, Certificates of Participation, Resh Infrastructure Projects, Series 2005A:
2,000	5.000%, 9/01/25 – AMBAC Insured	3/15 at 100.00	AA–	2,168,860
2,000	5.000%, 9/01/27 – AMBAC Insured	3/15 at 100.00	AA–	2,163,000
1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3	1,097,340
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured	4/20 at 100.00	AA–	3,371,850
1,000	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/22 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA (5)	1,078,160
5,200	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032- 11034, 14.730%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2	6,116,032
1,150	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/27 – NPFG Insured	7/14 at 100.00	AA+	1,227,706
13,490	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	14,757,790
5,000	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/41 – FGIC Insured	7/15 at 100.00	AA+	5,418,050
43,615	Total Arizona			48,059,998
	Arkansas – 0.2% (0.1% of Total Investments)
2,660	Arkansas State University, Student Fee Revenue Bonds, Beebe Campus, Series 2006, 5.000%, 9/01/35 – AMBAC Insured	9/15 at 100.00	A1	2,800,767
	California – 19.5% (13.1% of Total Investments)
5,600	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	4,207,896
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
30	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	32,900
25	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	27,417
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
3,670	5.000%, 12/01/24 – NPFG Insured (UB)	12/14 at 100.00	AAA	4,024,742
2,795	5.000%, 12/01/27 – NPFG Insured (UB)	12/14 at 100.00	AAA	3,065,165
3,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	3,324,180
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
3,220	9.153%, 2/15/20 (IF) (6)	No Opt. Call	AA–	3,989,000
1,275	9.153%, 2/15/20 (IF)	No Opt. Call	AA–	1,579,496
1,215	9.153%, 2/15/20 (IF)	No Opt. Call	AA–	1,504,899
10,150	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	10,697,593

Nuveen Investments	35

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$10,920	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	$12,126,878
3,500	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	A1	3,838,170
5,750	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Subordinated Revenue Bonds, Series 2005A, 5.000%, 6/01/27 – NPFG Insured	6/15 at 100.00	AAA	6,280,265
10,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2	10,189,900
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
15,510	4.500%, 6/01/27	6/17 at 100.00	BB–	13,881,295
3,760	5.000%, 6/01/33	6/17 at 100.00	BB–	3,223,561
1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,538,726
5,600	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa2	3,507,112
2,740	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA	3,143,438
20,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	Aa2 (5)	20,639,800
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	3,421,260
5,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	4,514,328
	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001:
15,000	5.200%, 6/15/30 – AMBAC Insured	12/12 at 100.00	N/R	15,016,200
6,000	5.125%, 6/15/33 – AMBAC Insured	12/12 at 100.00	N/R	6,004,740
2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	2,111,496
6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 – AGM Insured	7/13 at 100.00	AA–	6,176,160
2,970	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/22 – AGM Insured	8/15 at 100.00	AA	3,297,918
2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,804,125
1,220	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+	1,362,825
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa	57,910,588
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
31,615	5.250%, 1/15/30 – NPFG Insured	1/13 at 100.00	BBB	31,647,563
21,500	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	BBB	7,799,555
21,255	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	20,345,499
11,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	BBB	12,973,388
6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 – AGM Insured	6/16 at 100.00	Aa1	7,131,714
5,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	5,108,100
318,295	Total California			298,447,892

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 4.0% (2.7% of Total Investments)
$1,080	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	$1,099,246
1,900	Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space, Series 2005B, 5.250%, 11/01/24 – AGM Insured	11/15 at 100.00	Aa2	2,128,057
1,000	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/25 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	AA– (5)	1,075,640
4,950	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (5)	5,198,391
1,740	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2005B, 5.000%, 12/15/28 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa1 (5)	1,908,502
35,995	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/23 – NPFG Insured	No Opt. Call	BBB	22,104,530
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB	4,838,200
4,520	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (5)	4,967,842
4,335	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA–	4,904,922
2,500	Summit County School District RE-1, Summit, Colorado, General Obligation Bonds, Series 2004B, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	Aa2 (5)	2,742,300
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	A+	9,378,135
15	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	16,355
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
645	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (5)	721,142
340	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (5)	380,511
77,520	Total Colorado			61,463,773
	Connecticut – 0.2% (0.2% of Total Investments)
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	3,676,660
	District of Columbia – 0.9% (0.6% of Total Investments)
	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Subordinate Lien Series 2003:
5,000	5.125%, 10/01/24 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	AA (5)	5,222,800
5,000	5.125%, 10/01/25 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	AA (5)	5,222,800
2,670	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.561%, 10/01/30 – AMBAC Insured (IF) (6)	10/16 at 100.00	AA+	3,087,908
12,670	Total District of Columbia			13,533,508
	Florida – 22.4% (15.1% of Total Investments)
1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 – AMBAC Insured	9/15 at 100.00	A1	1,330,963
3,820	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa3 (5)	3,948,581
1,275	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	A+	1,338,546
875	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	A1 (5)	951,860
4,500	Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series 2003, 5.000%, 10/01/24 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	AA+ (5)	4,697,505
6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	6,774,780

Nuveen Investments	37

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2012
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
$5,110	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2	$5,602,400
12,585	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2	13,663,409
1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (5)	1,633,275
3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AMBAC Insured	6/15 at 100.00	AA–	3,274,170
	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
1,230	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	3/13 at 100.00	AA+	1,232,989
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	3/13 at 100.00	AA+	1,892,797
695	Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995, 5.750%, 10/01/15 – NPFG Insured	4/13 at 100.00	A2	698,121
	Davie, Florida, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 2003:
910	5.250%, 10/01/17 – AMBAC Insured	10/13 at 100.00	N/R	945,508
475	5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	N/R	491,183
	Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003:
1,250	5.250%, 10/01/22 – NPFG Insured	10/13 at 100.00	A1	1,280,325
1,095	5.000%, 10/01/23 – NPFG Insured	10/13 at 100.00	A1	1,120,842
1,225	5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	A1	1,253,065
2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 – NPFG Insured	2/15 at 100.00	BBB	2,597,750
2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 – AGM Insured	8/15 at 100.00	AA–	2,711,875
1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	1,261,200
3,945	Florida Governmental Utility Authority, Utility System Revenue Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 100.00	A– (5)	4,118,146
1,000	Florida Governmental Utility Authority, Utility System Revenue Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 – AMBAC Insured	1/13 at 100.00	N/R	1,000,640
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
250	5.375%, 11/01/25 – NPFG Insured	5/13 at 100.00	A–	250,558
185	5.375%, 11/01/30 – NPFG Insured	5/13 at 100.00	A–	185,359
120	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18 – NPFG Insured	5/13 at 100.00	Baa2	120,317
2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA–	2,077,260
1,915	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–	2,075,822
2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured (ETM)	No Opt. Call	BBB (5)	3,094,300
1,000	Hillsborough County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2005A, 5.000%, 7/01/26 – NPFG Insured	7/15 at 100.00	Aa2	1,092,920
6,000	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (5)	6,189,900
2,000	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/23 (Pre-refunded 11/01/13) – AMBAC Insured	11/13 at 101.00	AA (5)	2,114,660
1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	1,123,830
2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	A+	2,867,423

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
$1,645	5.000%, 5/01/25 – NPFG Insured	5/15 at 102.00	Baa2	$1,708,365
1,830	5.000%, 5/01/27 – NPFG Insured	5/15 at 102.00	Baa2	1,890,061
1,480	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	A1 (5)	1,547,636
1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Crossover Refunding Series 2007B, 5.000%, 10/01/24 – NPFG Insured	10/14 at 100.00	AA	1,608,945
1,450	Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%, 10/01/22 – AMBAC Insured	10/13 at 100.00	AAA	1,511,480
	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
1,730	5.000%, 10/01/18 – AMBAC Insured	11/12 at 100.00	N/R	1,733,737
2,000	5.000%, 10/01/19 – AMBAC Insured	11/12 at 100.00	N/R	2,004,060
4,665	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA–	5,268,884
1,230	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 – FGIC Insured	10/14 at 100.00	A2	1,288,474
1,505	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/21 – AMBAC Insured	10/14 at 100.00	A–	1,588,874
1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	1,048,960
3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 – NPFG Insured	10/17 at 100.00	Aa3	3,219,060
2,000	Manatee County, Florida, Public Utilities Revenue Bonds, Series 2003, 5.125%, 10/01/20 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa2 (5)	2,089,120
	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003:
1,350	5.250%, 10/01/17 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3 (5)	1,411,695
1,000	5.250%, 10/01/18 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3 (5)	1,045,700
2,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3	2,072,280
2,200	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002A, 5.125%, 10/01/35 – AGM Insured (Alternative Minimum Tax)	11/12 at 100.00	AA–	2,202,398
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
5,615	5.750%, 10/01/19 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	5,633,024
35,920	5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	35,965,259
12,930	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005A, 5.000%, 6/01/32 – NPFG Insured	12/15 at 100.00	Aa3	13,267,861
5,320	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3	5,504,285
18,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997A, 0.000%, 10/01/21 – NPFG Insured	4/13 at 63.63	A+	11,259,360
3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA	3,283,410
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	Aa2	2,544,880
	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 2005:
1,290	5.000%, 8/01/23 – NPFG Insured	8/15 at 102.00	BBB	1,370,715
2,145	5.000%, 8/01/29 – NPFG Insured	8/15 at 102.00	BBB	2,263,190
2,000	Okaloosa County, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 7/01/36 – AGM Insured	7/16 at 100.00	AA–	2,123,880
7,000	Orange County Health Facilities Authority, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	7,575,960

Nuveen Investments	39

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 – FGIC Insured	8/17 at 100.00	AA	$1,140,580
3,180	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/19 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA+ (5)	3,205,981
2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA–	2,645,925
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,500	5.000%, 4/01/21 – NPFG Insured	4/14 at 100.00	Aa3	2,641,675
7,820	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3	8,226,796
1,750	Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay Utility Corporation, Series 2003, 5.000%, 10/01/20 – NPFG Insured	10/13 at 100.00	Aa3	1,820,893
1,065	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002, 5.150%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	11/12 at 100.00	AA–	1,066,640
2,150	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/24 (Pre-refunded 8/01/14) – FGIC Insured	8/14 at 100.00	AA– (5)	2,324,967
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–	3,421,740
8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	AA+	7,861,200
	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003:
1,000	5.250%, 10/01/19 – NPFG Insured	10/13 at 100.00	A1	1,037,530
500	5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	A1	518,765
500	5.250%, 10/01/21 – NPFG Insured	10/13 at 100.00	A1	518,300
3,000	Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2006 Refunding, 5.000%, 10/01/36 – AGM Insured	4/16 at 100.00	AA	3,346,050
	Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement Bonds, Series 2003:
2,225	5.000%, 8/15/18 – AGM Insured	8/13 at 100.00	Aa3	2,303,431
1,300	5.000%, 8/15/21 – AGM Insured	8/13 at 100.00	Aa3	1,345,396
1,170	Polk County, Florida, Utility System Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – FGIC Insured	10/14 at 100.00	Aa3	1,248,975
1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB	1,041,270
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
5,450	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–	6,326,687
8,500	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–	9,652,940
1,830	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	AA– (5)	1,903,072
1,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004, 5.000%, 9/01/21 (Pre-refunded 9/01/14) – NPFG Insured	9/14 at 100.00	AA– (5)	1,084,150
1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	Aa3	2,068,184
4,260	Saint Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – AGM Insured	7/14 at 100.00	AA–	4,542,353
	Sebring, Florida, Water and Wastewater Revenue Refunding Bonds, Series 2002:
1,360	5.250%, 1/01/17 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA– (5)	1,371,166
770	5.250%, 1/01/18 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA– (5)	776,322
500	5.250%, 1/01/20 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	AA– (5)	504,105
5,740	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (5)	6,987,072

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,530	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	Aa2	$3,795,138
	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
3,850	5.500%, 10/01/15 – FGIC Insured (ETM)	No Opt. Call	N/R (5)	4,198,271
1,200	5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (5)	1,510,380
	St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional Sports Facility, Series 2003:
1,475	5.125%, 10/01/20 – AGM Insured	10/13 at 100.00	Aa3	1,535,033
1,555	5.125%, 10/01/21 – AGM Insured	10/13 at 100.00	Aa3	1,616,842
2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,724,425
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	Aa2	452,960
1,765	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/22 – AGM Insured	1/15 at 100.00	AA+	1,930,910
1,500	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	12/12 at 100.00	BBB (5)	1,519,740
10,335	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 – CIFG Insured	4/16 at 100.00	Aa3	10,666,650
1,390	Venice, Florida, General Obligation Bonds, Series 2004, 5.000%, 2/01/24 – AMBAC Insured	2/14 at 100.00	AA+	1,466,923
4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa3	4,492,854
2,000	Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/21 – AGM Insured	10/14 at 100.00	AA–	2,169,120
12,000	Volusia County, Florida, School Board Certificates of Participation, Master Lease Program Series 2007, 5.000%, 8/01/32 – AGM Insured	8/17 at 100.00	Aa3	12,761,880
1,785	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	Aa3	1,860,131
330,725	Total Florida			342,677,254
	Georgia – 1.9% (1.3% of Total Investments)
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA–	1,076,050
10,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	11,459,000
1,155	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA–	1,239,708
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	3,131,230
1,520	College Park Business and Industrial Development Authority, Georgia, Revenue Bonds, Public Safety Project, Series 2004, 5.250%, 9/01/23 – NPFG Insured	9/14 at 102.00	AA–	1,663,002
	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,695	5.250%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa3	1,799,158
1,135	5.250%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	1,203,338
4,500	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	4,679,415
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured	7/19 at 100.00	Aa3	2,556,203
26,080	Total Georgia			28,807,104
	Idaho – 1.1% (0.7% of Total Investments)
12,930	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A	14,024,654
50	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)	1/13 at 100.00	Aaa	50,232
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2	1,131,240
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2	1,204,771
15,045	Total Idaho			16,410,897

Nuveen Investments	41

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2012
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 8.5% (5.7% of Total Investments)
$1,050	Bedford Park, Illinois, General Obligation Bonds, Series 2004A, 5.250%, 12/15/20 – AGM Insured	12/14 at 100.00	AA–	$1,150,181
7,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA–	7,876,400
7,200	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A2	8,059,104
10,000	Chicago, Illinois, Water Revenue Bonds, Refunding Second Lien Series 2012-2, 5.000%, 11/01/42	11/22 at 100.00	AA	11,387,700
6,640	De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell Community College District 540, Illinois, General Obligation Bonds, Series 2007, 3.000%, 12/01/26 – AGM Insured	12/17 at 100.00	Aa2	6,428,649
10,580	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.500%, 5/15/21 – NPFG Insured	11/12 at 100.00	Baa1	10,626,235
3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	12/12 at 100.00	Baa2	3,299,712
6,720	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	7,861,997
14,965	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	16,725,932
	Illinois State, General Obligation Bonds, Refunding Series 2012:
3,160	5.000%, 8/01/21	No Opt. Call	A	3,683,012
1,225	5.000%, 8/01/22	No Opt. Call	A	1,424,761
2,740	5.000%, 8/01/23	No Opt. Call	A	3,157,740
1,055	5.000%, 8/01/24	8/22 at 100.00	A	1,193,279
270	5.000%, 8/01/25	8/22 at 100.00	A	303,626
5,405	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/24 – AGM Insured	7/16 at 100.00	AA–	6,138,891
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
20,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	3,862,400
15,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	2,745,300
20,045	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	6,641,309
5,920	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.477%, 6/15/42 (IF) (6)	6/20 at 100.00	AAA	7,519,939
	Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
4,260	5.000%, 12/01/22 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	Aaa	4,672,879
2,365	5.000%, 12/01/23 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	Aaa	2,594,216
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A+	2,235,120
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	AA–	1,175,157
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	AA–	1,279,125
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	AA–	1,423,699
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA–	1,295,935
2,085	7.250%, 12/01/29 – AGM Insured	12/20 at 100.00	AA–	2,552,540
2,295	7.250%, 12/01/30 – AGM Insured	12/20 at 100.00	AA–	2,799,510
161,460	Total Illinois			130,114,348
	Indiana – 5.2% (3.5% of Total Investments)
2,030	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/20 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 100.00	AA+ (5)	2,098,695
7,070	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42 (WI/DD, Settling 11/27/12)	5/23 at 100.00	A	7,744,407

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$3,450	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	$3,615,807
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	5,477,850
11,200	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A+	12,063,408
8,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	9,183,315
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 – AGM Insured	1/20 at 100.00	AA	5,936,150
20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA	11,426,000
9,615	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	10,938,409
1,340	Monroe-Gregg Grade School Building Corporation, Morgan County, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 1/15/25 (Pre-refunded 1/15/14) – AGM Insured	1/14 at 100.00	AA+ (5)	1,416,769
5,000	Noblesville Redevelopment Authority, Indiana, Economic Development Lease Rental Bonds, Exit 10 Project, Series 2003, 5.000%, 1/15/28 (Pre-refunded 7/15/13) – AMBAC Insured	7/13 at 100.00	AA– (5)	5,168,500
3,705	Whitley County Middle School Building Corporation, Columbia City, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/16 (Pre-refunded 7/15/13) – AGM Insured	7/13 at 100.00	Aa3 (5)	3,830,377
81,910	Total Indiana			78,899,687
	Kansas – 0.6% (0.4% of Total Investments)
2,055	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/23 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 101.00	AA– (5)	2,252,321
	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006:
2,145	5.000%, 9/01/27 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3 (5)	2,328,805
4,835	5.000%, 9/01/29 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3 (5)	5,249,311
9,035	Total Kansas			9,830,437
	Kentucky – 2.2% (1.5% of Total Investments)
3,870	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (5)	4,155,916
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
3,860	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA–	4,708,042
10,000	5.250%, 2/01/24 – AGC Insured	2/19 at 100.00	AA–	11,772,200
7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 – AMBAC Insured	7/16 at 100.00	AA+	8,629,125
4,000	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	AA–	4,514,360
29,230	Total Kentucky			33,779,643
	Louisiana – 4.4% (2.9% of Total Investments)
3,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–	3,910,253
3,025	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+	3,261,827
4,515	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB	4,746,213

Nuveen Investments	43

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
$2,400	5.000%, 5/01/25 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (5)	$2,677,032
4,415	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (5)	4,924,623
5,000	5.000%, 5/01/27 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (5)	5,577,150
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
3,300	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	3,608,220
35,725	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	38,019,974
38	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.685%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	48,180
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
205	5.500%, 5/15/30	11/12 at 100.00	A1	210,121
130	5.875%, 5/15/39	11/12 at 100.00	A–	133,247
62,083	Total Louisiana			67,116,840
	Maine – 0.2% (0.1% of Total Investments)
3,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2003B, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	Aaa	3,089,820
	Maryland – 0.4% (0.2% of Total Investments)
5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+	5,489,101
	Massachusetts – 3.3% (2.2% of Total Investments)
4,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	5,093,370
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.715%, 12/15/34 (IF) (6)	12/19 at 100.00	AAA	8,265,657
11,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+	12,411,080
15,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (5)	15,848,550
7,255	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+	7,638,790
1,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/20 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AA (5)	1,650,030
44,585	Total Massachusetts			50,907,477
	Michigan – 3.4% (2.3% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	Aa2	6,779,821
1,695	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	1,840,024
6,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	11/12 at 100.00	BBB	5,859,480
2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500% 7/01/32 – NPFG Insured (7)	1/13 at 100.00	A	1,446,036
510	Grand Rapids Community College, Kent County, Michigan, General Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20 (Pre-refunded 5/01/13) – AMBAC Insured	5/13 at 100.00	Aa1 (5)	522,801
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43 – AGM Insured	1/22 at 100.00	A2	3,205,590
8,260	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3	9,555,168
11,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	12,135,310
10,000	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.250%, 12/01/25 – NPFG Insured	12/12 at 100.00	BBB+	10,006,000
47,955	Total Michigan			51,350,230

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.9% (0.6% of Total Investments)
$535	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	A–	$617,165
5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds,S Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA–	6,183,400
5,020	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	6,195,835
10,555	Total Minnesota			12,996,400
	Missouri – 0.9% (0.6% of Total Investments)
7,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43	2/22 at 100.00	A1	7,904,385
4,125	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 – NPFG Insured	No Opt. Call	A–	5,039,389
11,375	Total Missouri			12,943,774
	Montana – 0.2% (0.2% of Total Investments)
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Series 2011A, 5.750%, 1/01/31 – AGM Insured	1/21 at 100.00	AA–	3,521,100
	Nebraska – 2.3% (1.6% of Total Investments)
27,125	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (6)	9/16 at 100.00	AA	28,885,413
5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	5,861,800
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	1,077,330
33,125	Total Nebraska			35,824,543
	Nevada – 5.3% (3.5% of Total Investments)
7,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Series 2005A, 5.000%, 6/15/19 – FGIC Insured	6/15 at 101.00	AA–	7,808,850
3,500	Clark County School District, Nevada, General Obligation Bonds, Series 2004B, 5.000%, 6/15/18 – AGM Insured	6/14 at 100.00	AA–	3,753,715
3,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–	3,370,590
8,475	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 – NPFG Insured	12/12 at 100.00	AA+	8,509,070
3,630	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) – NPFG Insured	7/19 at 100.00	AA–	3,644,629
16,840	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–	19,005,792
7,370	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	A+	7,826,866
10,285	Henderson, Nevada, General Obligation Sewer Bonds, Series 2004, 5.000%, 6/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA (5)	11,265,572
611	Nevada State Las Vegas Monorail Company, Nevada, Series 2012A, 5.500%, 7/15/19 (7)	No Opt. Call	N/R	440,365
183	Nevada State Las Vegas Monorail Company, Nevada, Series 2012B, 3.000%, 6/30/55 (7)	No Opt. Call	N/R	76,027
14,985	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 – FGIC Insured	11/12 at 100.00	A3	15,004,181
75,879	Total Nevada			80,705,657

Nuveen Investments	45

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2012
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 5.0% (3.3% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
$2,000	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	$2,166,300
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,434,793
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
3,850	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	4,094,591
3,850	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	4,094,591
5,900	5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A	6,255,121
26,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	33,387,900
	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
8,250	5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (5)	8,514,495
2,000	5.000%, 1/01/23 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA– (5)	2,062,620
3,320	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA–	3,559,737
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
6,715	4.500%, 6/01/23	6/17 at 100.00	B1	6,570,896
605	4.625%, 6/01/26	6/17 at 100.00	B1	579,348
85	4.750%, 6/01/34	6/17 at 100.00	B2	73,711
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	Aa3	1,744,268
66,155	Total New Jersey			75,538,371
	New Mexico – 1.3% (0.8% of Total Investments)
3,660	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2005, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A+	4,015,130
13,600	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/36 – AGM Insured	6/17 at 100.00	AA	15,365,416
17,260	Total New Mexico			19,380,546
	New York – 7.3% (4.9% of Total Investments)
1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	2,032,449
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	Aa1	8,360,481
3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	3,668,033
3,820	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,964,396
12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	13,980,250
6,900	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	7,155,024
2,500	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	2,819,700
3,025	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	3,509,968
2,615	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	3,210,226
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 – AMBAC Insured	9/15 at 100.00	AA	5,614,400
10,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	10,923,700

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$5,000	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/26 – AMBAC Insured	1/15 at 100.00	A+	$5,431,500
14,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA–	15,456,140
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
1,000	5.000%, 3/15/23 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	1,065,150
5,000	5.000%, 3/15/25 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	5,325,750
3,650	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA	4,053,070
4,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, St. Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB+	4,747,681
10,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/32 – NPFG Insured	11/12 at 100.00	A+	10,032,400
102,105	Total New York			111,350,318
	North Carolina – 2.2% (1.5% of Total Investments)
	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,115	5.000%, 5/01/22 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (5)	2,263,262
2,575	5.000%, 5/01/26 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (5)	2,755,508
13,800	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	15,671,142
4,970	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	5,506,213
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A:
3,205	5.000%, 5/01/23 – AMBAC Insured	5/15 at 100.00	Aa3	3,464,349
3,295	5.000%, 5/01/24 – AMBAC Insured	5/15 at 100.00	Aa3	3,561,631
29,960	Total North Carolina			33,222,105
	North Dakota – 0.8% (0.5% of Total Investments)
4,200	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	4,599,168
	Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus Project, Series 2005A:
2,195	5.000%, 12/15/22 – NPFG Insured	12/15 at 100.00	Aa3	2,434,628
1,355	5.000%, 12/15/23 – NPFG Insured	12/15 at 100.00	Aa3	1,502,925
3,000	5.000%, 12/15/24 – NPFG Insured	12/15 at 100.00	Aa3	3,343,110
10,750	Total North Dakota			11,879,831
	Ohio – 4.7% (3.2% of Total Investments)
1,730	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	1,891,167
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
1,930	5.000%, 5/01/33	5/22 at 100.00	AA–	2,169,745
2,755	4.000%, 5/01/33	5/22 at 100.00	AA–	2,806,298
2,420	5.000%, 5/01/42	5/22 at 100.00	AA–	2,658,878
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
975	5.125%, 6/01/24	6/17 at 100.00	B	851,858
2,880	5.750%, 6/01/34	6/17 at 100.00	BB	2,436,883
20	5.875%, 6/01/47	6/17 at 100.00	BB	17,173
2,650	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/24 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	A+ (5)	2,857,575

Nuveen Investments	47

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$2,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (5)	$2,202,880
2,385	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/22 – AMBAC Insured	6/14 at 100.00	BBB+	2,474,748
6,000	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	6,704,100
2,205	Hamilton City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Baa2	2,405,324
19,595	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	20,232,817
	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	Aa3	5,464,269
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	7,681,440
3,000	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2 (5)	3,155,580
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,000	5.750%, 12/01/32	12/22 at 100.00	N/R	2,119,200
1,320	6.000%, 12/01/42	12/22 at 100.00	N/R	1,413,760
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	AA–	2,274,800
66,245	Total Ohio			71,818,495
	Oklahoma – 2.8% (1.9% of Total Investments)
	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
3,500	5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,852,835
7,500	5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA	8,217,600
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2010:
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,202,440
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,747,935
665	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	679,896
21,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	21,916,020
4,880	University of Oklahoma, Student Housing Revenue Bonds, Series 2004, 5.000%, 7/01/22 – AMBAC Insured	7/14 at 100.00	Aa3	5,196,712
40,045	Total Oklahoma			42,813,438
	Oregon – 0.5% (0.3% of Total Investments)
2,535	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA	2,805,941
4,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/31	4/21 at 100.00	AAA	4,879,360
6,535	Total Oregon			7,685,301
	Pennsylvania – 5.3% (3.6% of Total Investments)
2,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA–	2,443,051
7,925	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	8,887,016
4,175	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	4,513,133

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$5,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	$5,881,050
1,565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,803,303
1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A	1,885,428
	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B:
5,000	4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	5,232,200
6,740	4.500%, 6/01/32 – AGM Insured (UB) (5)	12/16 at 100.00	AA	7,053,006
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	2,950,001
1,300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	1,383,109
10,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–	11,027,200
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA–	7,670,125
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	5,862,724
6,335	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 – AGM Insured	8/15 at 100.00	Aa2	6,941,006
	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005:
3,285	5.000%, 1/15/22 – AGM Insured	1/16 at 100.00	AA–	3,703,115
3,450	5.000%, 1/15/23 – AGM Insured	1/16 at 100.00	AA–	3,880,974
73,850	Total Pennsylvania			81,116,441
	Puerto Rico – 0.8% (0.5% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	AA+ (5)	2,810,775
670	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/19 – FGIC Insured	7/13 at 100.00	Baa1	690,643
1,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	1,755,220
36,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	7,020,360
40,720	Total Puerto Rico			12,276,998
	Rhode Island – 0.3% (0.2% of Total Investments)
2,195	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 – NPFG Insured	1/13 at 100.00	BBB	2,201,563
1,405	Rhode Island Health & Educational Building Corporation, Higher Education Auxiliary Enterprise Revenue Bonds, Series 2004A, 5.500%, 9/15/24 – AMBAC Insured	9/14 at 100.00	A1	1,510,670
230	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	11/12 at 100.00	BBB–	234,598
3,830	Total Rhode Island			3,946,831
	South Carolina – 5.5% (3.7% of Total Investments)
14,650	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, Trust 1181, 9.596%, 8/01/15 – AGM Insured (IF)	No Opt. Call	Aa1	18,936,297
10,000	Beaufort County, South Carolina, Tax Increment Bonds, New River Redevelopment Project, Series 2002, 5.000%, 6/01/27 – NPFG Insured	12/12 at 100.00	A+	10,016,800
Nuveen Investments	49

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
$2,000	5.250%, 8/15/22 – NPFG Insured	8/14 at 100.00	BBB	$2,135,220
2,605	5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	BBB	2,781,124
2,385	5.250%, 8/15/25 – NPFG Insured	8/14 at 100.00	BBB	2,546,250
3,005	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A, 0.000%, 1/01/13 – AMBAC Insured	No Opt. Call	N/R	3,000,372
4,500	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44 – AGC Insured	4/21 at 100.00	AA–	5,005,530
8,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002A, 5.200%, 11/01/27 – AMBAC Insured	11/27 at 100.00	A	8,026,720
135	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Conway Hospital, Inc. Project, Series 2007, 4.000%, 7/01/37 (WI/DD, Settling 11/01/12)	7/22 at 100.00	A3	134,469
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	1,541,600
17,500	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	18,439,575
10,250	Spartanburg Regional Health Services District, Inc., Hospital Refunding Revenue Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	11,588,650
76,280	Total South Carolina			84,152,607
	Tennessee – 0.0% (0.0% of Total Investments)
235	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	253,767
	Texas – 6.9% (4.7% of Total Investments)
4,405	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	4,963,069
8,700	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	9,746,436
25,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/12 at 100.00	BBB	24,999,500
	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A:
4,000	5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,274,800
5,000	5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	5,339,550
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	7,341,458
1,700	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21 – NPFG Insured	11/12 at 100.00	A1	1,713,532
8,425	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	9,648,563
24,330	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding and Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA	27,638,637
7,550	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 – NPFG Insured	8/16 at 100.00	BBB	8,205,567
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	11/12 at 100.00	AA–	1,883,921
97,650	Total Texas			105,755,033
	Utah – 1.3% (0.9% of Total Investments)
2,000	Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	AA– (5)	2,062,620
15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 – AGM Insured (UB) (6)	6/18 at 100.00	AAA	17,447,250
17,000	Total Utah			19,509,870

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 1.7% (1.2% of Total Investments)
$10,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	$11,263,600
1,035	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A, 5.250%, 12/15/20 (Pre-refunded 6/15/14) – AGM Insured	6/14 at 100.00	AA+ (5)	1,117,117
4,540	Norfolk Economic Development Authority, Virginia, Health Care Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2012B, 5.000%, 11/01/43	11/22 at 100.00	AA	5,149,404
985	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA–	1,085,293
15	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (5)	18,819
2,300	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	2,411,895
5,030	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,532,244
23,905	Total Virginia			26,578,372
	Washington – 6.7% (4.5% of Total Investments)
10,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/13 at 100.00	AAA	10,137,300
2,500	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/29 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA (5)	2,752,125
3,500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2004, 5.000%, 10/01/24 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA+ (5)	3,840,760
7,500	King County, Washington, General Obligation Sewer Bonds, Series 2009, Trust 1W, 9.671%, 1/01/39 – AGC Insured (IF) (6)	1/19 at 100.00	Aa1	10,603,650
17,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	19,452,760
4,345	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.221%, 7/01/32 – AGM Insured (IF) (6)	7/17 at 100.00	AA+	6,225,690
11,000	Port of Seattle, Washington, Revenue Bonds, Series 2005A, 5.000%, 3/01/35 – NPFG Insured	3/15 at 100.00	Aa3	11,849,090
4,250	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 – FGIC Insured (ETM)	1/13 at 100.00	Aaa	5,080,960
	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	5.000%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,471,438
4,085	5.000%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,669,237
4,290	5.000%, 12/01/26 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,889,442
2,510	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	2,887,805
6,540	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	7,271,759
5,945	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.266%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	8,042,037
87,355	Total Washington			102,174,053
	West Virginia – 0.7% (0.5% of Total Investments)
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	AAA	11,320,600
	Wisconsin – 2.6% (1.8% of Total Investments)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A:
3,335	5.000%, 4/01/42	10/22 at 100.00	AA–	3,728,763
820	4.000%, 4/01/42	10/22 at 100.00	AA–	830,373
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	9,652,860

Nuveen Investments	51

Nuveen Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments
October 31, 2012
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$10,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	$11,412,194
290	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 – FGIC Insured	5/14 at 100.00	AA	310,796
2,600	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (5)	2,789,954
10,945	Wisconsin State, General Obligation Bonds, Series 2004-4, 5.000%, 5/01/20 – NPFG Insured	5/14 at 100.00	AA	11,689,039
36,750	Total Wisconsin			40,413,979
$2,235,722	Total Investments (cost $2,077,187,823) – 148.8%			2,272,220,354
	Floating Rate Obligations – (6.8)%			(104,433,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.7)% (8)			(667,200,000)
	Other Assets Less Liabilities – 1.7%			26,204,510
	Net Assets Applicable to Common Shares – 100%			$1,526,791,531

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1– General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.4%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

52	Nuveen Investments

Nuveen Premier Municipal Opportunity Fund, Inc.
NIF	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.8% (0.5% of Total Investments)
$2,200	Auburn, Alabama, General Obligation Warrants, Series 2005, 5.000%, 8/01/30 (Pre-refunded 8/01/15) – AMBAC Insured	8/15 at 100.00	AA+ (4)	$2,478,432
	Alaska – 0.4% (0.3% of Total Investments)
1,530	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	1,361,501
	Arizona – 5.1% (3.5% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	1,533,745
1,135	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43 (WI/DD, Settling 11/08/12)	1/22 at 100.00	AA–	1,272,664
2,000	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA–	2,273,400
4,370	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	4,780,693
5,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/40 – FGIC Insured	No Opt. Call	AA	6,033,950
13,965	Total Arizona			15,894,452
	Arkansas – 1.4% (1.0% of Total Investments)
4,020	Northwest Community College District, Arkansas, General Obligation Bonds, Series 2005, 5.000%, 5/15/23 – AMBAC Insured	5/15 at 100.00	A+	4,389,961
	California – 23.3% (15.8% of Total Investments)
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	10,967
990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 – NPFG Insured (UB)	12/14 at 100.00	AAA	1,085,693
2,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	2,216,120
2,085	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	2,315,434
1,890	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/30 – FGIC Insured	8/30 at 100.00	A+	669,608
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA+ (4)	3,504,086
1,005	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/26 – AGM Insured	10/14 at 100.00	AA–	1,080,224
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,030	4.500%, 6/01/27	6/17 at 100.00	BB–	2,711,820
1,065	5.000%, 6/01/33	6/17 at 100.00	BB–	913,056
1,150	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2	754,941
2,810	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	7/17 at 100.00	Aaa	3,451,860
5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	BBB	6,191,600
8,005	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	10,677,950
7,675	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	10,204,603
29,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/31 – NPFG Insured	No Opt. Call	BBB	11,269,110

Nuveen Investments	53

Nuveen Premier Municipal Opportunity Fund, Inc. (continued)
NIF	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB	$2,041,380
4,725	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	4,522,817
4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Aaa	3,497,576
1,815	University of California, General Revenue Bonds, Series 2005G, 4.750%, 5/15/31 – NPFG Insured	5/13 at 101.00	Aa1	1,870,358
3,600	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	3,980,772
87,085	Total California			72,969,975
	Colorado – 7.5% (5.1% of Total Investments)
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 15.151%, 10/01/41 – AGM Insured (IF) (5)	4/18 at 100.00	AA–	3,723,690
20,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB	8,139,800
4,405	Garfield, Eagle and Pitkin Counties School District RE-1, Roaring Fork, Colorado, General Obligation Bonds, Series 2005A, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2 (4)	4,839,465
2,065	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	2,269,600
1,390	Teller County School District RE-2, Woodland Park, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa2 (4)	1,525,330
1,700	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	A+	1,875,627
10	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	10,904
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
645	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	721,142
345	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	386,107
33,560	Total Colorado			23,491,665
	District of Columbia – 1.0% (0.7% of Total Investments)
3,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–	2,510,172
665	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.561%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	769,086
3,815	Total District of Columbia			3,279,258
	Florida – 6.6% (4.5% of Total Investments)
2,285	Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	A–	2,417,393
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/30 – AGM Insured	2/21 at 100.00	AA–	1,429,872
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA–	4,454,040
600	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/37 (WI/DD, Settling 11/08/12)	10/22 at 100.00	A+	667,134
3,175	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	3,589,020
1,500	Orange County Health Facilities Authority, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	1,623,420
4,240	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2003-1, 5.250%, 10/01/17 – NPFG Insured	10/13 at 100.00	A1	4,402,307
2,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	2,196,300
19,000	Total Florida			20,779,486

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.4% (1.6% of Total Investments)
$2,700	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	$2,905,173
1,250	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,384,163
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+	1,798,848
1,165	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,302,086
6,465	Total Georgia			7,390,270
	Illinois – 16.9% (11.5% of Total Investments)
4,000	Bridgeview, Illinois, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 – FGIC Insured	12/12 at 100.00	BBB+	4,013,480
6,330	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	A2	6,653,969
1,450	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A2	1,623,014
2,800	Cook County, Illinois, General Obligation Bonds, Series 2002C, 5.000%, 11/15/25 – AMBAC Insured	11/12 at 100.00	AA	2,810,780
21,860	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3	19,771,058
1,320	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	1,544,321
3,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	3,353,010
2,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	2,678,900
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	915,100
5,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	3,653,993
3,500	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.000%, 12/01/41 – AGM Insured	12/14 at 100.00	Aaa	3,746,050
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.250%, 12/01/28 – AGM Insured	12/20 at 100.00	AA–	2,326,264
58,665	Total Illinois			53,089,939
	Indiana – 6.8% (4.6% of Total Investments)
1,260	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42 (WI/DD, Settling 11/27/12)	5/23 at 100.00	A	1,380,191
700	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	733,642
2,045	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A+	2,202,649
2,720	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,938,661
	Indiana University, Parking Facility Revenue Bonds, Series 2004:
1,015	5.250%, 11/15/19 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa	1,116,936
1,060	5.250%, 11/15/20 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa	1,166,456
1,100	5.250%, 11/15/21 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa	1,210,473
9,255	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	6,088,402
3,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	3,412,920
1,000	Metropolitan School District Steuben County K-5 Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.250%, 1/15/21 – AGM Insured	7/14 at 102.00	AA–	1,096,180
23,155	Total Indiana			21,346,510

Nuveen Investments	55

Nuveen Premier Municipal Opportunity Fund, Inc. (continued)
NIF	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.1% (0.7% of Total Investments)
$3,345	Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley Medical Center, Series 2003, 5.000%, 6/15/17 – AMBAC Insured	6/13 at 100.00	N/R	$3,405,177
	Kansas – 0.3% (0.2% of Total Investments)
515	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006, 5.000%, 9/01/31	9/14 at 100.00	Aa3	531,774
470	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006, 5.000%, 9/01/31 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	Aa3 (4)	510,002
985	Total Kansas			1,041,776
	Louisiana – 3.0% (2.1% of Total Investments)
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–	786,748
885	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB	930,321
7,160	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	7,828,744
8,715	Total Louisiana			9,545,813
	Maryland – 0.4% (0.3% of Total Investments)
1,200	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA–	1,250,844
	Massachusetts – 4.7% (3.2% of Total Investments)
2,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	2,829,650
3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.406%, 7/01/29 (IF)	7/19 at 100.00	AA	4,423,844
4,400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+	4,964,432
1,725	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	1,816,253
500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–	588,725
12,460	Total Massachusetts			14,622,904
	Michigan – 0.5% (0.3% of Total Investments)
830	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	901,015
615	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43 – AGM Insured	1/22 at 100.00	A2	657,146
1,445	Total Michigan			1,558,161
	Minnesota – 0.4% (0.3% of Total Investments)
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	1,234,230
	Missouri – 0.7% (0.5% of Total Investments)
2,000	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/21 – NPFG Insured	10/13 at 100.00	A–	2,072,020
	Nevada – 2.7% (1.8% of Total Investments)
2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–	2,247,060
900	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	903,627

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$4,715	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–	$5,321,396
47	Nevada State Las Vegas Monorail Company, Nevada, Series 2012A, 5.500%, 7/15/19 (6)	No Opt. Call	N/R	34,218
14	Nevada State Las Vegas Monorail Company, Nevada, Series 2012B, 3.000%, 6/30/55 (6)	No Opt. Call	N/R	5,908
7,676	Total Nevada			8,512,209
	New Jersey – 3.7% (2.6% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,200	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,276,236
1,200	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,276,236
1,200	5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A	1,272,228
4,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	5,136,600
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,625	4.500%, 6/01/23	6/17 at 100.00	B1	1,590,128
450	4.625%, 6/01/26	6/17 at 100.00	B1	430,920
885	4.750%, 6/01/34	6/17 at 100.00	B2	767,463
10,560	Total New Jersey			11,749,811
	New Mexico – 1.0% (0.7% of Total Investments)
2,725	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	AA–	3,265,831
	New York – 6.7% (4.6% of Total Investments)
1,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	1,081,090
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–	3,659,808
650	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	768,716
2,185	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	2,267,593
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	5,592,100
5,000	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/21 – NPFG Insured	10/14 at 100.00	AAA	5,439,350
665	New York City, New York, General Obligation Bonds, Fiscal Series 2005D, 5.000%, 11/01/24	11/14 at 100.00	AA	724,158
585	New York City, New York, General Obligation Bonds, Fiscal Series 2005D, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	AA (4)	638,528
945	Onondaga Civic Development Corporation, New York, Revenue Bonds, St. Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB+	963,815
19,230	Total New York			21,135,158
	North Carolina – 4.1% (2.8% of Total Investments)
1,775	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.591%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,619,598
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	3,747,447
3,100	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.125%, 10/01/32 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA– (4)	3,231,099

Nuveen Investments	57

Nuveen Premier Municipal Opportunity Fund, Inc. (continued)
NIF	Portfolio of Investments
October 31, 2012
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$3,050	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/22 – AMBAC Insured	5/15 at 100.00	Aa3	$3,306,200
11,225	Total North Carolina			12,904,344
	Ohio – 5.0% (3.4% of Total Investments)
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	349,811
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
25	5.375%, 6/01/24	6/17 at 100.00	B	22,340
520	5.125%, 6/01/24	6/17 at 100.00	B	454,324
1,125	5.750%, 6/01/34	6/17 at 100.00	BB	951,908
730	5.875%, 6/01/47	6/17 at 100.00	BB	626,829
4,605	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien Series 2006A, 4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	A+	4,754,893
2,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	2,560,480
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
400	5.750%, 12/01/32	12/22 at 100.00	N/R	423,840
260	6.000%, 12/01/42	12/22 at 100.00	N/R	278,468
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured	No Opt. Call	AA–	5,359,261
14,175	Total Ohio			15,782,154
	Oklahoma – 1.8% (1.2% of Total Investments)
	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
3,500	5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,852,835
1,610	5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA	1,764,045
5,110	Total Oklahoma			5,616,880
	Oregon – 4.2% (2.9% of Total Investments)
	Oregon Health and Science University, Revenue Bonds, Series 2002A:
5,000	5.000%, 7/01/26 – NPFG Insured	1/13 at 100.00	A+	5,016,000
7,000	5.000%, 7/01/32 – NPFG Insured	1/13 at 100.00	A+	7,018,410
1,000	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012, 5.000%, 8/01/42	8/22 at 100.00	AA–	1,164,720
13,000	Total Oregon			13,199,130
	Pennsylvania – 6.8% (4.6% of Total Investments)
1,545	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	1,711,706
6,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,686,400
4,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	4,485,560
1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,960,350
2,680	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB) (5)	12/16 at 100.00	AA	2,804,459
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,180,001
2,065	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	2,337,167
19,090	Total Pennsylvania			21,165,643

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 2.7% (1.8% of Total Investments)
$2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	BBB+	$2,657,175
1,000	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	1,132,400
1,175	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	1,277,366
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	975,050
810	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A3	904,827
1,190	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A3 (4)	1,456,393
11,675	Total Puerto Rico			8,403,211
	Rhode Island – 0.2% (0.1% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
250	6.125%, 6/01/32	11/12 at 100.00	BBB+	254,998
275	6.250%, 6/01/42	11/12 at 100.00	BBB–	280,497
525	Total Rhode Island			535,495
	South Carolina – 0.9% (0.6% of Total Investments)
30	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Conway Hospital, Inc. Project, Series 2007, 4.000%, 7/01/37 (WI/DD, Settling 11/01/12)	7/22 at 100.00	A3	29,882
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	462,480
2,100	Spartanburg Regional Health Services District, Inc., Hospital Refunding Revenue Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	2,374,260
2,505	Total South Carolina			2,866,622
	Tennessee – 1.8% (1.2% of Total Investments)
3,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Loans, Oak Ridge General Obligation, 2005 Series B9A, Variable Rate Demand Obligations, 5.000%, 6/01/24 – AMBAC Insured	6/15 at 100.00	AA	3,301,530
2,055	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – AGM Insured	10/14 at 100.00	AA	2,229,593
5,055	Total Tennessee			5,531,123
	Texas – 7.5% (5.1% of Total Investments)
1,150	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	1,295,694
4,040	Harris County, Texas, Subordinate Lien Unlimited Tax Toll Road Revenue Bonds, Tender Options Bond Trust 3028, 13.812%, 8/15/28 – AGM Insured (IF)	No Opt. Call	AAA	7,960,093
1,730	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	1,981,248
2,145	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	2,388,136
	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003:
4,565	5.250%, 12/15/20 – FGIC Insured	12/13 at 100.00	A+	4,783,390
4,800	5.250%, 12/15/21 – FGIC Insured	12/13 at 100.00	A+	5,029,632
18,430	Total Texas			23,438,193

Nuveen Investments	59

Nuveen Premier Municipal Opportunity Fund, Inc. (continued)
NIF	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 2.1% (1.4% of Total Investments)
$5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 – AGC Insured	3/20 at 100.00	AA	$6,511,046
	Vermont – 1.7% (1.2% of Total Investments)
5,000	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/43 – AGM Insured	10/17 at 100.00	AA–	5,435,950
	Virginia – 0.1% (0.1% of Total Investments)
245	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA–	269,946
5	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (4)	6,273
250	Total Virginia			276,219
	Washington – 9.9% (6.8% of Total Investments)
	King County School District 405, Bellevue, Washington, General Obligation Bonds, Series 2002:
2,785	5.000%, 12/01/19 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aaa	2,796,224
12,785	5.000%, 12/01/20 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aaa	12,836,524
2,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	2,250,960
	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003:
2,755	5.250%, 12/01/18 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1 (4)	2,836,273
2,990	5.250%, 12/01/19 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1 (4)	3,078,205
1,560	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/31	8/22 at 100.00	Aa3	1,842,968
1,265	Tacoma, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/18 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	AA (4)	1,270,085
1,250	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 17.570%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa	1,951,250
500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	575,260
1,290	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	1,434,337
250	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	Baa1	260,623
29,430	Total Washington			31,132,709
	Wisconsin – 0.6% (0.4% of Total Investments)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A:
665	5.000%, 4/01/42	10/22 at 100.00	AA–	743,517
170	4.000%, 4/01/42	10/22 at 100.00	AA–	172,149

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	$1,107,978
1,835	Total Wisconsin			2,023,644
$467,866	Total Investments (cost $420,439,543) – 146.8%			460,687,746
	Floating Rate Obligations – (6.1)%			(19,000,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.7)% (7)			(130,900,000)
	Other Assets Less Liabilities – 1.0%			2,947,690
	Net Assets Applicable to Common Shares – 100%			$313,735,436

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.4%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	61

Nuveen Premium Income Municipal Opportunity Fund
NPX	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.6% (1.1% of Total Investments)
$3,750	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	A1	$3,954,525
	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	BBB	1,281,726
1,040	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	BBB	956,166
2,590	Montgomery Water and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 (Pre-refunded 3/01/15) – AGM Insured	3/15 at 100.00	AAA	2,869,487
8,775	Total Alabama			9,061,904
	Arizona – 4.8% (3.3% of Total Investments)
	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA–	3,195,500
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA–	3,907,575
5,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA–	6,251,850
12,365	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 – NPFG Insured (UB)	7/15 at 100.00	AAA	13,392,779
24,165	Total Arizona			26,747,704
	Arkansas – 2.3% (1.6% of Total Investments)
5,745	Arkansas Development Finance Authority, State Facility Revenue Bonds, Donaghey Plaza Project, Series 2004, 5.250%, 6/01/25 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	AA– (4)	6,192,133
	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B:
2,000	5.000%, 11/01/27 – NPFG Insured	11/14 at 100.00	Aa2	2,149,960
2,000	5.000%, 11/01/28 – NPFG Insured	11/14 at 100.00	Aa2	2,142,540
2,480	University of Arkansas, Monticello Campus, Revenue Bonds, Series 2005, 5.000%, 12/01/35 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	Aa2 (4)	2,608,613
12,225	Total Arkansas			13,093,246
	California – 25.4% (17.4% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	A	8,158,779
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
20	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	21,933
110	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	120,633
1,870	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	2,050,754
1,300	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 – NPFG Insured	10/15 at 100.00	Aa3	1,389,895
3,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	3,324,180
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series 2012A, 5.000%, 11/15/40	11/21 at 100.00	AA–	1,892,594
10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	12,034,800
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,895	5.250%, 7/01/30	7/15 at 100.00	BBB	4,056,331
5,000	5.250%, 7/01/35	7/15 at 100.00	BBB	5,191,600
5,000	5.000%, 7/01/39	7/15 at 100.00	BBB	5,128,200
3,175	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/35 – FGIC Insured	8/35 at 100.00	A+	843,788
31,375	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/34 – NPFG Insured	1/13 at 28.43	BBB	8,809,786
1,735	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,840,262

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	$7,155,260
1,890	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2	1,240,728
4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	4,561,680
3,510	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 5.875%, 12/01/30	12/21 at 100.00	AA	4,387,851
15,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/30 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	15,567,600
1,750	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	8/13 at 100.00	AAA	2,325,225
8,250	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured	8/13 at 100.00	AAA	8,493,788
1,435	Pasadena Area Community College District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/22 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	AA+ (4)	1,475,237
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/28	No Opt. Call	AA–	854,730
1,000	Rim of the World Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011C, 5.000%, 8/01/38 – AGM Insured	8/21 at 100.00	AA–	1,116,560
735	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	11/12 at 100.00	N/R	736,220
	San Diego County, California, Certificates of Participation, Edgemoor Facility Project and Regional System, Series 2005:
1,675	5.000%, 2/01/24 – AMBAC Insured	2/15 at 100.00	AA+	1,839,887
720	5.000%, 2/01/25 – AMBAC Insured	2/15 at 100.00	AA+	790,877
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
3,825	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	BBB	1,387,595
23,900	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	BBB	7,641,786
2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	BBB	2,041,380
7,855	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	7,518,885
12,500	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured	5/13 at 100.00	Aa1	12,790,875
3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 – AGM Insured	8/21 at 100.00	AA–	4,843,215
193,815	Total California			141,632,914
	Colorado – 9.0% (6.2% of Total Investments)
1,940	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Adams School District 12 – Pinnacle School, Series 2003, 5.250%, 6/01/23 – SYNCORA GTY Insured	6/13 at 100.00	A	1,963,202
3,405	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2003, 5.250%, 12/01/23 – SYNCORA GTY Insured	12/13 at 100.00	A	3,479,025
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	BBB+	1,114,100
16,095	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	16,902,647
125	Denver School District 1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 – AGM Insured	12/13 at 100.00	Aa2	131,250
5,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	5,256,500
12,285	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB	4,999,872

Nuveen Investments	63

Nuveen Premium Income Municipal Opportunity Fund (continued)
NPX	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,325	El Paso County, Colorado, Certificates of Participation, Detention Facility Project, Series 2002B, 5.000%, 12/01/27 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA– (4)	$1,330,327
	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004:
2,500	5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	2,747,700
5,125	5.000%, 12/15/23 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	5,632,785
2,000	5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	Aa2 (4)	2,198,160
2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	3,106,858
15	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	16,355
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
640	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	715,552
345	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	386,107
54,440	Total Colorado			49,980,440
	District of Columbia – 0.2% (0.2% of Total Investments)
1,065	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.561%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,231,694
	Florida – 8.3% (5.7% of Total Investments)
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	12,420,430
4,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 101.00	AAA	4,152,120
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1	463,520
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/24	11/21 at 100.00	A2	1,736,948
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	AA–	11,153,600
6,350	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006A, 5.000%, 11/01/31 – AGM Insured	11/16 at 100.00	AA+	7,063,296
5,720	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	Aa2	6,190,470
1,100	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AA	1,247,312
1,500	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA–	1,668,630
41,600	Total Florida			46,096,326
	Georgia – 3.8% (2.6% of Total Investments)
5,600	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	6,201,048
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	1,701,394
4,000	Cobb County Development Authority, Georgia, Parking Revenue Bonds, Kennesaw State University, Series 2004, 5.000%, 7/15/24 – NPFG Insured	7/14 at 100.00	A1	4,152,440
	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A:
1,775	5.000%, 11/01/21 – NPFG Insured	11/13 at 100.00	A1	1,844,988
2,580	5.000%, 11/01/22 – NPFG Insured	11/13 at 100.00	A1	2,679,614
4,500	South Fulton Municipal Regional Water and Sewerage Authority, Georgia, Water Revenue Bonds, Refunding Series 2003, 5.000%, 1/01/33 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	N/R (4)	4,536,135
19,990	Total Georgia			21,115,619

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 8.9% (6.1% of Total Investments)
$3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA–	$4,019,995
8,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA–	9,001,600
2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	2,620,666
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,140,060
5,045	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A, 6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA– (4)	5,979,738
1,950	Illinois Health Facilities Authority, Revenue Refunding Bonds, SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,136,401
4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	4,286,240
5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	Aa3	5,667,900
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	5,549,350
19,700	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	3,804,464
5,725	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/27 – NPFG Insured	6/22 at 101.00	AAA	5,264,653
61,160	Total Illinois			49,471,067
	Indiana – 5.6% (3.8% of Total Investments)
	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004:
2,105	5.000%, 8/01/23 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	Aaa	2,277,463
2,215	5.000%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	Aaa	2,396,475
10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	11,178,900
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,551,850
3,730	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	4,029,855
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	5,688,200
28,050	Total Indiana			31,122,743
	Iowa – 0.8% (0.5% of Total Investments)
4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	4,362,560
	Kentucky – 1.4% (1.0% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	A–	2,727,819
5,000	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A–	5,359,350
11,010	Total Kentucky			8,087,169
	Louisiana – 5.4% (3.7% of Total Investments)
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA–	5,717,650
3,930	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB	4,131,255

Nuveen Investments	65

Nuveen Premium Income Municipal Opportunity Fund (continued)
NPX	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
$1,010	5.000%, 5/01/25 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	$1,126,584
2,210	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,465,100
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,320	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	1,443,288
14,265	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	15,181,384
27,735	Total Louisiana			30,065,261
	Maryland – 0.3% (0.2% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,919,906
	Massachusetts – 3.2% (2.2% of Total Investments)
3,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	3,395,580
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	3,996,720
3,335	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 3091, 13.074%, 8/15/37 – AGM Insured (IF)	8/17 at 100.00	AA+	4,738,968
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
3,650	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	3,856,481
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,113,140
14,985	Total Massachusetts			18,100,889
	Michigan – 1.9% (1.3% of Total Investments)
10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A+	10,669,500
	Minnesota – 0.2% (0.1% of Total Investments)
870	Wayzata, Minnesota, Senior Housing Enhanced Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012b, 4.875%, 5/01/19	5/14 at 100.00	N/R	880,370
	Missouri – 0.3% (0.2% of Total Investments)
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/25 – NPFG Insured	3/16 at 100.00	Aa1	1,147,570
750	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	A–	762,525
1,750	Total Missouri			1,910,095
	Nebraska – 0.3% (0.2% of Total Investments)
865	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.658%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,507,539
	Nevada – 2.2% (1.5% of Total Investments)
7,545	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–	8,515,362
3,280	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/24 – FGIC Insured	7/14 at 100.00	A+	3,487,821
171	Nevada State Las Vegas Monorail Company, Nevada, Series 2012A, 5.500%, 7/15/19 (6)	No Opt. Call	N/R	123,284
51	Nevada State Las Vegas Monorail Company, Nevada, Series 2012B, 3.000%, 6/30/55 (6)	No Opt. Call	N/R	21,284
11,047	Total Nevada			12,147,751
	New Jersey – 9.4% (6.5% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
1,275	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	1,381,016
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,434,793
1,560	Mount Olive Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 1/15/22 – NPFG Insured	1/15 at 100.00	Aa3	1,682,694

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
$1,475	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	$1,568,707
1,475	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,568,707
3,075	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/15 – AGM Insured	No Opt. Call	AA–	3,467,954
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	8,615,000
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	3,252,300
10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	12/17 at 100.00	AA	12,136,320
10,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	12,841,500
3,315	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	3,507,005
69,925	Total New Jersey			52,455,996
	New Mexico – 0.9% (0.6% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,415	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AAA	1,506,126
1,050	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA	1,118,828
2,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005E, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa2	2,181,020
4,465	Total New Mexico			4,805,974
	New York – 10.5% (7.2% of Total Investments)
1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	1,210,821
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	3,522,480
7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA–	8,515,677
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,099,860
4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	4,208,279
10,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	11,939,400
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
10,675	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	11,970,838
5,000	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	5,592,100
2,700	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	2,799,792
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	11/14 at 100.00	AA	5,454,250
1,540	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 16.696%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,883,297
425	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/13 at 100.00	AA–	426,058
51,950	Total New York			58,622,852
	North Carolina – 1.6% (1.1% of Total Investments)
785	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.000%, 7/15/30	7/15 at 100.00	Aa2	842,721
465	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.000%, 7/15/30 (Pre-refunded 7/15/15)	7/15 at 100.00	Aa2 (4)	522,404
1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.591%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,626,977

Nuveen Investments	67

Nuveen Premium Income Municipal Opportunity Fund (continued)
NPX	Portfolio of Investments
October 31, 2012

	Principal		Optional Call
	Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
		North Carolina (continued)
$		Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
	2,225	5.000%, 5/01/23 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (4)	$2,380,973
	2,335	5.000%, 5/01/24 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (4)	2,498,684
	7,590	Total North Carolina			8,871,759
		North Dakota – 0.9% (0.6% of Total Investments)
	5,000	Burleigh County, North Dakota, Health Care Revenue Refunding Bonds, St. Alexius Medical Center Project, Series 2012A, 4.500%, 7/01/32	7/22 at 100.00	A–	5,216,900
		Ohio – 1.6% (1.1% of Total Investments)
	7,825	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	8,079,704
	700	Shaker Heights, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/26 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	AAA	738,038
	8,525	Total Ohio			8,817,742
		Oklahoma – 0.3% (0.2% of Total Investments)
	1,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	1,651,215
		Pennsylvania – 9.6% (6.6% of Total Investments)
	2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,215,800
	4,235	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	4,616,658
	1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,960,350
	4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%, 12/01/44 – AGM Insured	12/21 at 100.00	Aa3	4,328,040
	1,045	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,204,122
	5,235	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A	5,483,453
	4,585	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB) (5)	12/16 at 100.00	AA	4,797,927
	1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,180,001
		Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
	5,235	5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AA–	5,561,873
	3,000	5.000%, 9/01/25 – AGM Insured	9/14 at 100.00	AA–	3,178,890
	2,985	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	3,272,157
	1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	1,744,870
	2,385	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	8/27 at 100.00	A1 (4)	3,000,044
	3,785	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/25 – AGM Insured (UB)	1/16 at 100.00	AA–	4,257,822
	1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–	1,283,130
	1,455	Solebury Township, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 12/15/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,605,316
	3,650	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/29 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	3,751,324
	48,945	Total Pennsylvania			53,441,777

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 4.2% (2.9% of Total Investments)
$2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	BBB+	$2,657,175
4,705	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	5,114,900
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,700	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	8,170,812
88,000	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	7,402,560
145,905	Total Puerto Rico			23,345,447
	South Carolina – 0.4% (0.3% of Total Investments)
1,955	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA	2,188,486
	Texas – 8.8% (6.1% of Total Investments)
1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	1,991,278
	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004:
3,475	5.000%, 7/15/22 – AGM Insured (UB)	7/14 at 100.00	AA–	3,727,077
3,645	5.000%, 7/15/23 – AGM Insured (UB)	7/14 at 100.00	AA–	3,883,055
10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 4.375%, 10/01/32 – AMBAC Insured (UB)	10/17 at 100.00	AAA	10,972,000
1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011, 5.250%, 8/15/33	8/20 at 100.00	A+	1,667,265
5,625	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A	5,973,244
805	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	AA–	956,300
2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA–	2,624,942
10,000	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.000%, 5/15/33 – AMBAC Insured	5/13 at 100.00	A+	10,209,600
4,151	Panhandle Regional Housing Finance Corporation, Texas, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Renaissance of Amarillo Apartments, Series 2001A, 6.650%, 7/20/42	1/13 at 105.00	Aaa	4,364,735
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2	2,773,645
45,651	Total Texas			49,143,141
	Utah – 2.0% (1.4% of Total Investments)
8,600	Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/18 – AGM Insured (UB)	7/13 at 100.00	AA–	8,863,676
2,385	Mountain Regional Water Special Service District, Utah, Water Revenue Bonds, Series 2003, 5.000%, 12/15/33 (Pre-refunded 12/15/13) – NPFG Insured	12/13 at 100.00	AA– (4)	2,510,642
10,985	Total Utah			11,374,318
	Virginia – 2.1% (1.4% of Total Investments)
	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
4,000	5.000%, 6/15/20 – NPFG Insured	6/15 at 100.00	A+	4,314,680
5,000	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A+	5,340,200
	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A:
1,150	5.250%, 12/15/22 (Pre-refunded 6/15/14) – AGM Insured	6/14 at 100.00	AA+ (4)	1,241,241
500	5.250%, 12/15/23 (Pre-refunded 6/15/14) – AGM Insured	6/14 at 100.00	AA+ (4)	539,670
10,650	Total Virginia			11,435,791

Nuveen Investments	69

Nuveen Premium Income Municipal Opportunity Fund (continued)
NPX	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 5.4% (3.7% of Total Investments)
$1,370	Clark County School District 101, La Center, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	Aa1 (4)	$1,375,521
3,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	3,432,840
4,900	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	5,509,707
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 4.250%, 10/01/40	10/22 at 100.00	AA	10,389,600
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	9,269,736
30,125	Total Washington			29,977,404
	Wisconsin – 1.6% (1.1% of Total Investments)
4,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	4,702,304
3,775	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured	5/16 at 100.00	AA	4,269,071
8,135	Total Wisconsin			8,971,375
	Wyoming – 0.4% (0.3% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	BBB	1,158,317
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB	1,190,057
2,000	Total Wyoming			2,348,374
$982,718	Total Investments (cost $743,389,795) – 145.6%			811,873,248
	Floating Rate Obligations – (8.4)%			(46,945,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (39.3)% (7)			(219,000,000)
	Other Assets Less Liabilities – 2.1%			11,694,332
	Net Assets Applicable to Common Shares – 100%			$557,622,580

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.0%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

70	Nuveen Investments

Nuveen Dividend Advantage Municipal Income Fund
NVG	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 133.8% (99.2% of Total Investments)
	Alabama – 0.6% (0.4% of Total Investments)
$2,270	Auburn University, Alabama, General Fee Revenue Bonds, Series 2012A, 5.000%, 6/01/34	6/22 at 100.00	Aa2	$2,681,937
	Alaska – 0.6% (0.4% of Total Investments)
3,035	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	2,700,755
	Arizona – 2.5% (1.9% of Total Investments)
5,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	AA–	5,006,900
6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA	7,192,380
11,000	Total Arizona			12,199,280
	California – 17.8% (13.2% of Total Investments)
2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	1,502,820
6,160	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA–	2,665,740
	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A:
1,485	5.000%, 10/01/26 – NPFG Insured	10/15 at 100.00	Aa3	1,603,874
1,565	5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3	1,686,960
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	11,080,600
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
855	9.153%, 2/15/20 (IF) (4)	No Opt. Call	AA–	1,059,191
375	9.153%, 2/15/20 (IF)	No Opt. Call	AA–	464,558
340	9.153%, 2/15/20 (IF)	No Opt. Call	AA–	421,124
3,130	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	3,475,928
2,000	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/33 – FGIC Insured	11/12 at 29.75	A+	592,280
14,345	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	Aa2	3,805,155
	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured	8/28 at 100.00	Aa3	1,761,255
3,600	0.000%, 8/01/34 – AGM Insured	8/28 at 100.00	Aa3	2,371,932
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	2,572,125
18,665	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	19,078,990
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,550	4.500%, 6/01/27	6/17 at 100.00	BB–	3,177,215
1,570	5.000%, 6/01/33	6/17 at 100.00	BB–	1,346,008
1,000	5.750%, 6/01/47	6/17 at 100.00	BB–	895,930
365	5.125%, 6/01/47	6/17 at 100.00	BB–	295,796
1,990	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2	1,186,159
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A:
5,905	0.000%, 8/01/26 – AGC Insured	8/18 at 100.00	AA–	3,287,550
2,220	0.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA–	1,098,900

Nuveen Investments	71

Nuveen Dividend Advantage Municipal Income Fund (continued)
NVG	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,675	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	$2,322,275
4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 – AGM Insured	10/25 at 100.00	AA–	3,852,777
	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A:
1,000	3.000%, 6/15/25 – AGM Insured	6/17 at 100.00	Aa2	1,023,040
1,180	3.000%, 6/15/26 – AGM Insured	6/17 at 100.00	Aa2	1,201,181
6,820	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB	6,528,172
4,275	Sequoia Union High School District, San Mateo County, California, General Obligation Bonds, Series 2006, 3.500%, 7/01/29 – AGM Insured	7/14 at 102.00	Aa1	4,376,232
1,690	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	1,868,751
107,950	Total California			86,602,518
	Colorado – 5.8% (4.3% of Total Investments)
17,300	Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds, Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24 – NPFG Insured	8/15 at 100.00	BBB	18,445,606
750	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	769,020
17,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	BBB	9,231,340
35,050	Total Colorado			28,445,966
	District of Columbia – 1.7% (1.2% of Total Investments)
6,805	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 4.500%, 4/01/42 – AMBAC Insured	4/17 at 100.00	A–	7,017,792
935	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.561%, 10/01/30 – AMBAC Insured (IF) (4)	10/16 at 100.00	AA+	1,081,346
7,740	Total District of Columbia			8,099,138
	Florida – 9.7% (7.2% of Total Investments)
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	3,387,390
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
2,305	5.250%, 12/01/17 – NPFG Insured	12/13 at 100.00	A–	2,402,571
1,480	5.250%, 12/01/18 – NPFG Insured	12/13 at 100.00	A–	1,539,466
2,335	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA–	2,637,266
1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/31 – AGM Insured	2/21 at 100.00	AA–	1,831,165
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
7,165	5.625%, 10/01/15 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	7,191,367
5,600	5.750%, 10/01/16 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	5,620,216
10,000	5.125%, 10/01/21 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	10,023,400
2,000	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	2,004,500
800	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/37 (WI/DD, Settling 11/08/12)	10/22 at 100.00	A+	889,512
5,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	5,991,120
1,500	Orange County Health Facilities Authority, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	1,623,420
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (4)	8/17 at 100.00	AA	1,079,240
1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,098,150
45,030	Total Florida			47,318,783

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 2.4% (1.8% of Total Investments)
$6,925	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	$7,581,213
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA–	1,076,050
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	1,152,780
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,911,216
10,635	Total Georgia			11,721,259
	Idaho – 1.9% (1.4% of Total Investments)
3,995	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A	4,333,217
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
3,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2	3,393,720
1,130	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2	1,278,301
8,125	Total Idaho			9,005,238
	Illinois – 9.5% (7.0% of Total Investments)
3,600	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A2	4,029,552
4,000	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 2002, 5.000%, 12/01/21 – NPFG Insured	12/12 at 101.00	BBB	4,056,080

Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:

2,500	0.000%, 2/01/33	2/21 at 100.00	AA	798,500
2,000	0.000%, 2/01/34	2/21 at 100.00	AA	590,220
	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C:
770	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa2 (5)	805,189
250	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa2 (5)	261,425
480	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa3 (5)	500,539
5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	5,588,350
3,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	3,750,460
	Illinois State, General Obligation Bonds, Refunding Series 2012:
635	5.000%, 8/01/21	No Opt. Call	A	740,099
310	5.000%, 8/01/22	No Opt. Call	A	360,552
685	5.000%, 8/01/23	No Opt. Call	A	789,435
1,265	5.000%, 8/01/24	8/22 at 100.00	A	1,430,804
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	AAA	5,109,000
17,465	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	3,372,841
3,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.477%, 6/15/42 (IF) (4)	6/20 at 100.00	AAA	4,236,317
3,900	Rosemont, Illinois, General Obligation Bonds, Series 2011A, 5.600%, 12/01/35 – AGM Insured	12/20 at 100.00	AA–	4,397,523
5,000	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 – FGIC Insured	12/14 at 100.00	Aaa	5,416,750
79,695	Total Illinois			46,233,636
	Indiana – 5.8% (4.3% of Total Investments)
3,380	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/20 – AMBAC Insured	7/13 at 100.00	A1	3,464,737
1,050	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	1,100,463

Nuveen Investments	73

Nuveen Dividend Advantage Municipal Income Fund (continued)
NVG	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$1,850	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	$2,103,191
5,015	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A+	5,401,606
3,215	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	3,473,454
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	5,688,200
6,960	Valparaiso Middle School Building Corporation, Indiana, First Mortgage Refunding Bonds, Series 2002, 5.000%, 7/15/24 – NPFG Insured	1/13 at 100.00	AA+	7,002,456
26,470	Total Indiana			28,234,107
	Iowa – 0.0% (0.0% of Total Investments)
70	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	64,544
	Kansas – 0.8% (0.6% of Total Investments)
3,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	3,826,585
	Kentucky – 1.8% (1.4% of Total Investments)
2,415	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA–	2,945,576
5,350	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	AA–	6,037,957
7,765	Total Kentucky			8,983,533
	Louisiana – 4.4% (3.3% of Total Investments)
1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–	1,174,250
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA–	5,717,650
1,325	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB	1,392,853
3	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-3, 15.654%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	AA	4,187
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
770	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	841,918
8,270	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	8,801,265
3,000	Louisiana State, General Obligation Bonds, Series 2003A, 5.000%, 5/01/14 (Pre-refunded 5/01/13) – FGIC Insured	5/13 at 100.00	AA+ (5)	3,072,210
400	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/12 at 100.00	A–	409,992
19,768	Total Louisiana			21,414,325
	Massachusetts – 3.4% (2.5% of Total Investments)
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	1,131,860
2,775	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (4)	2/17 at 100.00	AA+	2,921,798
12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	AA+ (5)	12,598,750
16,275	Total Massachusetts			16,652,408
	Michigan – 3.4% (2.5% of Total Investments)
1,055	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/31 – AGM Insured	5/17 at 100.00	Aa2	1,192,445

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$1,290	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	$1,400,372
3,230	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	3,597,477
4,000	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	4,585,000
1,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43 – AGM Insured	1/22 at 100.00	A2	1,068,530
2,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	3,149,665
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
275	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (5)	323,199
1,225	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,365,177
14,930	Total Michigan			16,681,865
	Minnesota – 0.5% (0.4% of Total Investments)
195	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	A–	224,948
1,970	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	2,158,312
2,165	Total Minnesota			2,383,260
	Missouri – 0.4% (0.3% of Total Investments)
1,600	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/19 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA (5)	1,705,344
	Nebraska – 1.9% (1.4% of Total Investments)
6,360	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005, 5.000%, 9/01/32 (Pre-refunded 9/01/15)	9/15 at 100.00	AA (5)	7,180,504
	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Series 2003A:
1,000	5.250%, 4/01/20 (Pre-refunded 4/01/13) – AGM Insured	4/13 at 100.00	AA– (5)	1,020,740
1,000	5.250%, 4/01/21 (Pre-refunded 4/01/13) – AGM Insured	4/13 at 100.00	AA– (5)	1,020,740
8,360	Total Nebraska			9,221,984
	Nevada – 2.4% (1.8% of Total Investments)
2,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–	2,640,296
6,665	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–	7,522,186
1,300	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	1,472,848
10,315	Total Nevada			11,635,330
	New Jersey – 1.8% (1.3% of Total Investments)
1,900	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A	2,014,361
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	2,695,391
1,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	1,540,980
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,535	4.500%, 6/01/23	6/17 at 100.00	B1	1,502,059
920	4.750%, 6/01/34	6/17 at 100.00	B2	797,815
7,705	Total New Jersey			8,550,606

Nuveen Investments	75

Nuveen Dividend Advantage Municipal Income Fund (continued)
NVG	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 5.1% (3.7% of Total Investments)
$1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB	$1,210,821
3,660	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/23 – AMBAC Insured	2/15 at 100.00	AA–	3,995,585
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.201%, 2/15/33 (IF)	2/19 at 100.00	AAA	3,012,200
1,335	13.189%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,010,029
850	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,005,244
3,130	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,248,314
2,400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	2,488,704
1,575	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	1,776,411
2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A	2,269,960
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	524,851
1,435	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	1,761,635
1,340	Onondaga Civic Development Corporation, New York, Revenue Bonds, St. Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB+	1,366,679
21,325	Total New York			24,670,433
	North Carolina – 2.1% (1.6% of Total Investments)
4,600	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	5,223,714
2,080	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.375%, 10/01/24 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	AA– (5)	2,172,706
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	AA–	2,392,456
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	629,618
9,370	Total North Carolina			10,418,494
	Ohio – 3.9% (2.9% of Total Investments)
950	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	1,038,502
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
770	5.000%, 5/01/33	5/22 at 100.00	AA–	865,649
1,640	4.000%, 5/01/33	5/22 at 100.00	AA–	1,670,537
980	5.000%, 5/01/42	5/22 at 100.00	AA–	1,076,736
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
860	5.125%, 6/01/24	6/17 at 100.00	B	751,382
710	5.875%, 6/01/30	6/17 at 100.00	B+	616,323
2,465	5.750%, 6/01/34	6/17 at 100.00	BB	2,085,735
2,115	5.875%, 6/01/47	6/17 at 100.00	BB	1,816,087
1,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	2,089,445
4,650	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	Aa3	5,844,353

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
$600	5.750%, 12/01/32	12/22 at 100.00	N/R	$635,760
420	6.000%, 12/01/42	12/22 at 100.00	N/R	449,833
18,030	Total Ohio			18,940,342
	Oklahoma – 0.4% (0.3% of Total Investments)
2,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A	2,100,920
	Oregon – 0.7% (0.5% of Total Investments)
3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	AAA	3,460,560
	Pennsylvania – 6.0% (4.5% of Total Investments)
4,500	Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds, Pittsburgh International Airport, Series 1997A, 5.750%, 1/01/13 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A–	4,529,790
1,050	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,176,210
4,690	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/19	No Opt. Call	Aaa	5,857,435
4,130	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB) (4)	12/16 at 100.00	AA–	4,321,797
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,180,001
6,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	6,414,840
400	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	425,572
2,000	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/18 – AGM Insured	11/13 at 100.00	AA–	2,096,840
2,000	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/19 – AGM Insured (UB)	1/16 at 100.00	AA–	2,262,720
1,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/23 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (5)	1,027,760
26,820	Total Pennsylvania			29,292,965
	Puerto Rico – 0.9% (0.7% of Total Investments)
1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	1,387,190
8,480	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	2,025,618
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	975,050
14,705	Total Puerto Rico			4,387,858
	Rhode Island – 0.7% (0.5% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
810	6.125%, 6/01/32	11/12 at 100.00	BBB+	826,192
2,610	6.250%, 6/01/42	11/12 at 100.00	BBB–	2,662,174
3,420	Total Rhode Island			3,488,366
	South Carolina – 3.3% (2.5% of Total Investments)
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006:
5,000	5.000%, 12/01/24	12/16 at 100.00	AA	5,777,600
1,950	5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA	2,182,889

Nuveen Investments	77

Nuveen Dividend Advantage Municipal Income Fund (continued)
NVG	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	Greenville, South Carolina, Tax Increment Revenue Improvement Bonds, Series 2003:
$1,000	5.500%, 4/01/17 (Pre-refunded 4/01/13) – NPFG Insured	4/13 at 100.00	A– (5)	$1,022,000
2,300	5.000%, 4/01/21 (Pre-refunded 4/01/13) – NPFG Insured	4/13 at 100.00	A– (5)	2,345,816
1,000	Scago Educational Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, Spartanburg County School District 5, Series 2005, 5.000%, 4/01/21 – AGM Insured	10/15 at 100.00	AA–	1,109,710
3,330	Spartanburg Regional Health Services District, Inc., Hospital Refunding Revenue Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	3,764,898
14,580	Total South Carolina			16,202,913
	Tennessee – 1.1% (0.8% of Total Investments)
	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004:
1,495	5.000%, 10/01/19 – AGM Insured	10/14 at 100.00	AA	1,623,256
1,455	5.000%, 10/01/20 – AGM Insured	10/14 at 100.00	AA	1,579,824
1,955	5.000%, 10/01/21 – AGM Insured	10/14 at 100.00	AA	2,122,719
4,905	Total Tennessee			5,325,799
	Texas – 16.2% (12.0% of Total Investments)
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	2,912,728
	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003:
2,240	5.000%, 11/15/16 – NPFG Insured	11/13 at 100.00	AA	2,337,955
2,355	5.000%, 11/15/17 – NPFG Insured	11/13 at 100.00	AA	2,453,321
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.402%, 11/01/41 (IF)	11/21 at 100.00	AA	2,246,662
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust 3418, 13.736%, 8/15/27 – AGM Insured (IF)	No Opt. Call	AAA	8,331,931
1,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	1,068,700
2,820	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	3,229,549
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	3,584,987
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,590	0.000%, 9/01/43	9/31 at 100.00	AA	2,004,712
3,910	0.000%, 9/01/45	9/31 at 100.00	AA	3,297,420
7,700	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding and Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA	8,747,123
6,720	Texas Department of Housing and Community Affairs, Single Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	11/12 at 100.00	AA+	6,728,736
	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2002:
3,520	5.125%, 11/01/20 – NPFG Insured	11/12 at 100.00	Baa1	3,522,640
3,520	5.125%, 11/01/21 – NPFG Insured	11/12 at 100.00	Baa1	3,522,077
	Texas Student Housing Authority, Revenue Bonds, Austin Project, Senior Series 2001A:
9,000	5.375%, 1/01/23 – NPFG Insured	1/14 at 100.00	Baa2	8,891,910
11,665	5.500%, 1/01/33 – NPFG Insured	1/13 at 101.00	Baa2	11,078,367
5,000	Texas Water Development Board, Senior Lien State Revolving Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17	11/12 at 100.00	AAA	5,020,750
73,485	Total Texas			78,979,568
	Utah – 1.5% (1.1% of Total Investments)
4,865	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008, Tender Option Bond Trust 1193, 13.270%, 12/15/15 – AGM Insured (IF)	No Opt. Call	AAA	7,244,520

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 0.4% (0.3% of Total Investments)
$1,000	Norfolk Economic Development Authority, Virginia, Health Care Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2012B, 5.000%, 11/01/43	11/22 at 100.00	AA	$1,134,230
700	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	734,054
1,700	Total Virginia			1,868,284
	Washington – 11.6% (8.6% of Total Investments)
5,265	Energy Northwest, Washington Public Power, Nine Canyon Wind Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 – AMBAC Insured	7/16 at 100.00	A	5,511,929
5,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	5,627,400
1,950	King County School District 405, Bellevue, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/19 (Pre-refunded 12/01/12) – FGIC Insured	12/12 at 100.00	Aaa	1,957,859
2,340	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/31	8/22 at 100.00	Aa3	2,764,453
2,200	Snohomish County School District 2, Everett, Washington, General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AA+ (5)	2,310,000
3,255	Thurston and Pierce Counties School District, Washington, General Obligation Bonds, Yelm Community Schools, Series 2003, 5.250%, 12/01/16 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	Aa1 (5)	3,351,023
10,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 – AMBAC Insured (UB)	6/17 at 100.00	Aaa	11,402,500
750	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	862,890
1,925	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	2,140,388
15,000	Washington State Health Care Facilities Authority, Revenue Bonds, Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 – AMBAC Insured	8/13 at 102.00	N/R	15,230,850
	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
265	6.500%, 6/01/26	6/13 at 100.00	A3	276,263
705	6.625%, 6/01/32	6/13 at 100.00	Baa1	734,961
3,335	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.266%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	4,511,386
51,990	Total Washington			56,681,902
	Wisconsin – 0.8% (0.6% of Total Investments)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A:
1,000	5.000%, 4/01/42	10/22 at 100.00	AA–	1,118,070
260	4.000%, 4/01/42	10/22 at 100.00	AA–	263,287
2,220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,459,714
3,480	Total Wisconsin			3,841,071
$683,128	Total Municipal Bonds (cost $590,904,918)			651,266,396

Nuveen Investments	79

Nuveen Dividend Advantage Municipal Income Fund (continued)
NVG	Portfolio of Investments
October 31, 2012

Shares	Description (1)			Value
	Investment Companies – 0.3% (0.2% of Total Investments)
8,134	BlackRock MuniHoldings Fund Inc.			$157,149
13,600	BlacRock MuniEnhanced Fund Inc.			171,496
7,920	Dreyfus Strategic Municipal Fund			78,328
3,500	DWS Municipal Income Trust			51,660
9,500	Invesco Advantage Municipal Income Fund II			131,100
9,668	Invesco Quality Municipal Income Trust			139,703
28,980	Invesco VK Investment Grade Municipal Trust			459,333
26,280	PIMCO Municipal Income Fund II			348,736
	Total Investment Companies (cost $1,353,712)			1,537,505

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 0.8% (0.6% of Total Investments)
	Missouri – 0.8% (0.6% of Total Investments)
$3,975	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations Tender Option Bond Trust DCL-017, 0.730%, 7/01/26 (6)	No Opt. Call	A-2	$3,975,000
$3,975	Total Short-Term Investments (cost $3,975,000)			3,975,000
	Total Investments (cost $596,233,630) – 134.9%			656,778,901
	Floating Rate Obligations – (4.4)%			(21,558,334)
	MuniFund Term Preferred Shares, at Liquidation Value – (22.2)% (7)			(108,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (19.0)% (7)			(92,500,000)
	Other Assets Less Liabilities – 10.7%			52,029,353
	Net Assets Applicable to Common Shares – 100%			$486,749,920

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.4% and 14.1%, respectively.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

80	Nuveen Investments

Nuveen AMT-Free Municipal Income Fund
NEA	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 3.3% (2.3% of Total Investments)
$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$1,086,320
5,655	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.750%, 6/01/27	6/13 at 101.00	Ba1	5,671,626
3,515	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	Aa3 (4)	3,637,955
985	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	1/13 at 100.00	Aa3	991,964
11,155	Total Alabama			11,387,865
	Alaska – 0.3% (0.2% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	889,870
	Arizona – 2.7% (1.9% of Total Investments)
1,320	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43 (WI/DD, Settling 11/08/12)	1/22 at 100.00	AA–	1,480,103
6,545	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA	7,845,688
7,865	Total Arizona			9,325,791
	California – 15.9% (11.1% of Total Investments)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
1,285	9.153%, 2/15/20 (IF) (5)	No Opt. Call	AA–	1,591,884
525	9.153%, 2/15/20 (IF)	No Opt. Call	AA–	650,381
485	9.153%, 2/15/20 (IF)	No Opt. Call	AA–	600,721
5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/12 at 100.00	A2	5,018,000
250	California State, General Obligation Bonds, Series 2002, 5.250%, 4/01/30 – SYNCORA GTY Insured	11/12 at 100.00	A1	250,833
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1	5,210
7,495	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+ (4)	7,995,891
2,910	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%, 8/01/26 – NPFG Insured	8/14 at 100.00	A	2,954,698
8,060	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	8,238,771
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,850	4.500%, 6/01/27	6/17 at 100.00	BB–	2,550,722
1,455	5.000%, 6/01/33	6/17 at 100.00	BB–	1,247,415
250	5.125%, 6/01/47	6/17 at 100.00	BB–	202,600
6,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	6,899,700
	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A:
1,130	5.250%, 6/01/19 – AMBAC Insured	6/13 at 101.00	A	1,158,826
1,255	5.250%, 6/01/21 – AMBAC Insured	6/13 at 101.00	A	1,284,003
1,210	Redding Joint Powers Financing Authority, California, Lease Revenue Bonds, Capital Improvement Projects, Series 2003A, 5.000%, 3/01/23 – AMBAC Insured	3/13 at 100.00	A	1,211,730
2,610	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/28 (Pre-refunded 8/15/13)	8/13 at 100.00	A1 (4)	2,707,640
1,140	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/28 – NPFG Insured	8/13 at 100.00	A+	1,175,226
1,500	San Diego Community College District, California, General Obligation Bonds, Series 2003A, 5.000%, 5/01/28 (Pre-refunded 5/01/13) – AGM Insured	5/13 at 100.00	AA+ (4)	1,536,105

Nuveen Investments	81

Nuveen AMT-Free Municipal Income Fund (continued)
NEA	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,055	Turlock Irrigation District, California, Certificates of Participation, Series 2003A, 5.000%, 1/01/28 – NPFG Insured	1/13 at 100.00	A+	$1,057,543
6,300	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured	5/13 at 100.00	Aa1	6,446,601
52,770	Total California			54,784,500
	Colorado – 5.8% (4.1% of Total Investments)
	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003:
4,300	5.500%, 12/01/23 – AGM Insured	12/13 at 100.00	AA–	4,496,897
3,750	5.500%, 12/01/28 – AGM Insured	12/13 at 100.00	AA–	3,854,175
1,450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/24 – SYNCORA GTY Insured	8/14 at 100.00	A	1,501,591
4,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 15.151%, 10/01/41 – AGM Insured (IF) (5)	4/18 at 100.00	AA–	5,585,535
3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB	1,220,970
2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	BBB	903,176
2,300	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	A+	2,537,613
22,200	Total Colorado			20,099,957
	District of Columbia – 2.5% (1.7% of Total Investments)
7,000	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–	5,578,160
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–	2,117,150
665	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.561%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	769,086
14,665	Total District of Columbia			8,464,396
	Florida – 17.5% (12.2% of Total Investments)
1,000	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 – AMBAC Insured	9/15 at 100.00	A1	1,061,590
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
1,500	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2	1,644,540
3,000	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2	3,257,070
400	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (4)	435,540
1,525	Fernandina Beach, Florida, Utility Acquisition and Improvement Revenue Bonds, Series 2003, 5.000%, 9/01/23 – FGIC Insured	9/13 at 100.00	BBB	1,539,045
500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	525,500
75	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AA+	81,194
2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond. Trust 2929, 16.990%, 12/01/16 – AGC Insured (IF) (5)	No Opt. Call	AAA	3,930,525
2,240	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	A1	2,419,782
105	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA–	109,056
350	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–	379,393
1,765	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 – NPFG Insured	11/15 at 100.00	AA–	1,902,688
180	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) – NPFG Insured	11/15 at 100.00	AA– (4)	204,592

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R (4)	$3,692,220
1,500	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aa2 (4)	1,547,475
2,270	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/18 – FGIC Insured	11/12 at 100.00	AA+	2,279,670
2,265	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/20 – AMBAC Insured	11/12 at 100.00	N/R	2,269,213
1,730	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/22 – AMBAC Insured	10/14 at 100.00	A–	1,821,067
500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	524,480
3,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3	3,108,420
500	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	Aa2	636,220
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – FGIC Insured	4/13 at 100.00	Aa2	2,006,220
3,335	Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	AA–	3,603,501
1,095	Palm Bay, Florida, Utility System Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	Aa3	1,186,443
	Pinellas County Health Facilities Authority, Florida, Revenue Bonds, Baycare Health System, Series 2003:
2,800	5.750%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa2 (4)	2,881,648
3,000	5.500%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa2 (4)	3,083,430
1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	BBB	1,041,270
2,115	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/23 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	A+ (4)	2,197,633
450	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–	522,387
4,000	Saint Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – AGM Insured	7/14 at 100.00	AA–	4,265,120
1,500	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida, Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)	2/13 at 100.00	Aaa	1,518,675
1,730	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/24 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	A+ (4)	1,880,216
1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	Aa2	1,358,880
1,250	Volusia County Educational Facilities Authority, Florida, Revenue Refunding Bonds, Embry-Riddle Aeronautical University, Series 2003, 5.200%, 10/15/33 – RAAI Insured	10/13 at 100.00	BBB+	1,261,913
55,880	Total Florida			60,176,616
	Georgia – 2.5% (1.7% of Total Investments)
3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	3,437,700
1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	Aa2	1,560,870
1,825	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Second Indenture Series 2002, 5.000%, 7/01/32 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	BBB (4)	1,839,545
1,450	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,620,622
7,685	Total Georgia			8,458,737
	Idaho – 1.0% (0.7% of Total Investments)
3,075	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A	3,335,330

Nuveen Investments	83

Nuveen AMT-Free Municipal Income Fund (continued)
NEA	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 9.9% (6.9% of Total Investments)
$4,000	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	Aa3	$1,461,120
5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA–	5,626,000
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,635	5.125%, 12/01/20 – AGM Insured	12/14 at 100.00	Aa3	1,778,700
1,465	5.125%, 12/01/23 – AGM Insured	12/14 at 100.00	Aa3	1,589,935
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,650	5.125%, 12/01/20 – AGM Insured (ETM)	12/14 at 100.00	Aa3 (4)	1,766,672
1,475	5.125%, 12/01/23 – AGM Insured (ETM)	12/14 at 100.00	Aa3 (4)	1,564,901
4,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	4,470,680
2,500	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 5.250%, 7/01/23	7/13 at 100.00	AA+	2,567,825
	Illinois State, General Obligation Bonds, Series 2012A:
2,500	5.000%, 3/01/25	3/22 at 100.00	A	2,802,625
4,500	5.000%, 3/01/27	3/22 at 100.00	A	4,989,780
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
13,300	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	2,568,496
15,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	2,745,300
57,025	Total Illinois			33,932,034
	Indiana – 8.0% (5.6% of Total Investments)
2,500	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	A1	2,567,100
2,190	Indiana Bond Bank, Advance Purchase Funding Bonds, Common School Fund, Series 2003B, 5.000%, 8/01/19 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	BBB (4)	2,266,234
820	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42 (WI/DD, Settling 11/27/12)	5/23 at 100.00	A	898,220
800	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	838,448
3,075	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	3,495,845
1,860	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,009,525
1,000	Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.000%, 8/01/22 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	Aaa	1,035,970
	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2003:
11,020	5.000%, 7/15/19 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA (4)	11,391,374
3,000	5.000%, 7/15/20 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA (4)	3,101,100
26,265	Total Indiana			27,603,816
	Kansas – 1.5% (1.1% of Total Investments)
630	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S, 5.000%, 10/01/22 – AMBAC Insured	4/13 at 102.00	AA	654,476
	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S:
3,440	5.000%, 10/01/22 (Pre-refunded 4/01/13) – AMBAC Insured	4/13 at 102.00	Aa2 (4)	3,577,256
930	5.000%, 10/01/22 (Pre-refunded 4/01/13) – AMBAC Insured	4/13 at 102.00	Aa2 (4)	967,107
5,000	Total Kansas			5,198,839
	Kentucky – 0.3% (0.2% of Total Investments)
985	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	A+ (4)	1,020,430

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana – 0.7% (0.5% of Total Investments)
$2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	$2,251,840
	Massachusetts – 3.6% (2.5% of Total Investments)
1,125	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003, 5.125%, 9/01/23	9/13 at 100.00	A1	1,149,615
7,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 14021, 9.183%, 2/15/20 (IF)	No Opt. Call	AA+	11,300,250
8,625	Total Massachusetts			12,449,865
	Michigan – 9.5% (6.6% of Total Investments)
390	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	423,368
6,130	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	6,325,302
4,465	Detroit, Michigan, Senior Lien Water Supply System Revenue Refunding Bonds, Series 2003C, 5.000%, 7/01/22 – NPFG Insured	7/13 at 100.00	A+	4,528,358
700	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43 – AGM Insured	1/22 at 100.00	A2	747,971
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA	2,206,420
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
180	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	211,549
820	5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	913,833
10,800	Michigan Strategic Fund, Limited Obligation Resource Recovery Revenue Refunding Bonds, Detroit Edison Company, Series 2002D, 5.250%, 12/15/32 – SYNCORA GTY Insured	12/12 at 100.00	BBB+	10,821,060
6,500	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	12/12 at 100.00	BBB+	6,501,170
31,985	Total Michigan			32,679,031
	Minnesota – 0.0% (0.0% of Total Investments)
135	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin Cities Transmission Project, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	A–	155,733
	Missouri – 0.9% (0.6% of Total Investments)
240	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – AGM Insured	3/14 at 100.00	AA+	253,716
215	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/23 – AGM Insured	3/14 at 100.00	AA+	228,029
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004:
1,110	5.250%, 3/01/23 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (4)	1,183,859
1,260	5.250%, 3/01/24 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (4)	1,343,840
2,825	Total Missouri			3,009,444
	Nebraska – 1.5% (1.0% of Total Investments)
5,000	Lincoln, Nebraska, Sanitary Sewer Revenue Bonds, Refunding Series 2003, 5.000%, 6/15/28 (Pre-refunded 6/15/13) – NPFG Insured	6/13 at 100.00	AA+ (4)	5,149,450
	Nevada – 0.3% (0.2% of Total Investments)
950	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	1,076,312
	New Jersey – 0.6% (0.4% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,315	4.500%, 6/01/23	6/17 at 100.00	B1	1,286,780
295	4.625%, 6/01/26	6/17 at 100.00	B1	282,492
495	4.750%, 6/01/34	6/17 at 100.00	B2	429,259
2,105	Total New Jersey			1,998,531

Nuveen Investments	85

Nuveen AMT-Free Municipal Income Fund (continued)
NEA	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.6% (0.4% of Total Investments)
$1,975	New Mexico State University, Revenue Bonds, Series 2004, 5.000%, 4/01/19 – AMBAC Insured	4/14 at 100.00	AA	$2,100,827
	New York – 5.1% (3.6% of Total Investments)
650	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	768,716
2,020	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	2,096,356
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Tender Option Bond Trust 2012-9W, 13.497%, 6/15/26 (IF) (5)	6/22 at 100.00	AAA	7,026,934
3,335	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.456%, 3/15/37 (IF) (5)	3/17 at 100.00	AAA	4,684,008
1,850	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA	2,054,296
1,060	Onondaga Civic Development Corporation, New York, Revenue Bonds, St. Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB+	1,081,105
12,960	Total New York			17,711,415
	North Carolina – 4.4% (3.1% of Total Investments)
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	3,747,447
675	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	747,826
1,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	AA–	1,669,155
8,700	North Carolina Medical Care Commission, Revenue Bonds, Maria Parham Medical Center, Series 2003, 5.375%, 10/01/33 (Pre-refunded 10/01/13) – RAAI Insured	10/13 at 100.00	N/R (4)	9,071,316
14,175	Total North Carolina			15,235,744
	North Dakota – 0.6% (0.4% of Total Investments)
1,800	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	1,971,072
	Ohio – 3.6% (2.5% of Total Investments)
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
650	5.000%, 5/01/33	5/22 at 100.00	AA–	730,743
960	4.000%, 5/01/33	5/22 at 100.00	AA–	977,875
800	5.000%, 5/01/42	5/22 at 100.00	AA–	878,968
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
205	5.125%, 6/01/24	6/17 at 100.00	B	179,109
710	5.875%, 6/01/30	6/17 at 100.00	B+	616,323
1,015	5.750%, 6/01/34	6/17 at 100.00	BB	858,832
1,700	5.875%, 6/01/47	6/17 at 100.00	BB	1,459,739
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	1,636,918
4,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa3	5,120,960
11,505	Total Ohio			12,459,467
	Oklahoma – 0.3% (0.2% of Total Investments)
1,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	1,100,810
	Oregon – 2.4% (1.7% of Total Investments)
8,350	Oregon Health and Science University, Revenue Bonds, Series 2002A, 5.000%, 7/01/32 – NPFG Insured	1/13 at 100.00	A+	8,371,961

86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 7.3% (5.1% of Total Investments)
$3,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+ (4)	$3,118,650
3,500	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	3,741,990
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	8/13 at 100.00	AA–	2,035,520
300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	319,179
925	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	8/27 at 100.00	A1 (4)	1,163,539
1,350	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	1,527,930
13,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	13,360,880
24,075	Total Pennsylvania			25,267,688
	Puerto Rico – 1.1% (0.8% of Total Investments)
8,480	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	2,025,618
10,350	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	1,897,362
18,830	Total Puerto Rico			3,922,980
	Rhode Island – 0.2% (0.1% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
310	6.125%, 6/01/32	11/12 at 100.00	BBB+	316,197
365	6.250%, 6/01/42	11/12 at 100.00	BBB–	372,296
675	Total Rhode Island			688,493
	South Carolina – 3.8% (2.7% of Total Investments)
5,000	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/23 – AGM Insured	11/14 at 100.00	AA–	5,386,300
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003:
3,000	5.000%, 12/01/22 (UB)	12/13 at 100.00	AA	3,153,900
1,785	5.000%, 12/01/23 (UB)	12/13 at 100.00	AA	1,876,571
40	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Conway Hospital, Inc. Project, Series 2007, 4.000%, 7/01/37 (WI/DD, Settling 11/01/12)	7/22 at 100.00	A3	39,843
2,400	Spartanburg Regional Health Services District, Inc., Hospital Refunding Revenue Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	2,713,440
12,225	Total South Carolina			13,170,054
	Tennessee – 0.4% (0.3% of Total Investments)
1,200	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/40	9/22 at 100.00	AA	1,233,096
80	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	86,389
1,280	Total Tennessee			1,319,485
	Texas – 9.3% (6.5% of Total Investments)
1,885	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	2,123,811
	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003:
1,660	5.375%, 2/15/26 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+ (4)	1,684,917
12,500	5.125%, 2/15/31 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+ (4)	12,678,625
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	2,135,820

Nuveen Investments	87

Nuveen AMT-Free Municipal Income Fund (continued)
NEA	Portfolio of Investments
October 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – (continued)
$4,550	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B, 5.000%, 7/01/31	7/22 at 100.00	A+	$5,277,454
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	3,144,774
2,115	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	2,422,161
2,145	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	2,388,136
29,725	Total Texas			31,855,698
	Virginia – 0.8% (0.6% of Total Investments)
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40 (WI/DD, Settling 11/15/12)	7/28 at 100.00	BBB	261,083
1,500	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.125%, 1/15/28 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 100.00	Aa3 (4)	1,515,315
1,000	Norfolk Economic Development Authority, Virginia, Health Care Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2012B, 5.000%, 11/01/43	11/22 at 100.00	AA	1,134,230
2,930	Total Virginia			2,910,628
	Washington – 9.4% (6.6% of Total Investments)
4,945	Broadway Office Properties, King County, Washington, Lease Revenue Bonds, Washington Project, Series 2002, 5.000%, 12/01/31 – NPFG Insured	12/12 at 100.00	AAA	4,953,258
3,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	3,376,440
5,000	King County, Washington, Sewer Revenue Bonds, Series 2006-2, 13.263%, 1/01/26 – AGM Insured (IF)	1/17 at 100.00	AA+	6,966,500
1,360	Kitsap County Consolidated Housing Authority, Washington, Revenue Bonds, Bremerton Government Center, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	Aa3	1,399,834
775	Kitsap County Consolidated Housing Authority, Washington, Revenue Bonds, Bremerton Government Center, Series 2003, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	Aaa	799,529
1,935	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003, 5.250%, 12/01/17 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	Aa1 (4)	1,992,083
750	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	862,890
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	2,223,780
9,670	Washington State, General Obligation Bonds, Series 2003D, 5.000%, 12/01/21 (Pre-refunded 6/01/13) – NPFG Insured	6/13 at 100.00	AA+ (4)	9,941,147
29,435	Total Washington			32,515,461
	West Virginia – 1.0% (0.7% of Total Investments)
3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R	3,394,470

88	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 4.5% (3.2% of Total Investments)
$1,190	Sun Prairie Area School District, Dane County, Wisconsin, General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	Aa2 (4)	$1,257,652
4,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	4,814,435
2,490	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	2,859,216
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	2,954,800
3,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	A–	3,654,357
14,535	Total Wisconsin			15,540,460
$507,670	Total Investments (cost $460,405,361) – 143.1%			492,985,100
	Floating Rate Obligations – (2.4)%			(8,315,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (24.1)% (6)			(83,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (19.6)% (6)			(67,600,000)
	Other Assets Less Liabilities – 3.0%			10,416,405
	Net Assets Applicable to Common Shares – 100%			$344,486,505

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.8% and 13.7%, respectively.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of
Assets & Liabilities
October 31, 2012

					Premier
	Quality		Opportunity		Opportunity
	(NQI	)	(NIO	)	(NIF	)
Assets
Investments, at value (cost $792,700,614, $2,077,187,823 and $420,439,543, respectively)	$869,156,752		$2,272,220,354		$460,687,746
Cash	—		3,092,541		893,633
Receivables:
Dividends and interest	11,027,543		30,715,103		6,058,135
Investments sold	18,534,797		11,303,215		348,689
Deferred offering costs	684,112		3,123,016		697,503
Other assets	101,984		691,339		138,154
Total assets	899,505,188		2,321,145,568		468,823,860
Liabilities
Cash overdraft	7,175,669		—		—
Floating rate obligations	52,625,000		104,433,333		19,000,000
Payables:
Common share dividends	2,540,050		6,329,085		1,350,213
Interest	292,552		—		—
Investments purchased	—		14,499,584		3,418,247
Offering costs	—		—		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		—
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	240,400,000		—		—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		667,200,000		130,900,000
Accrued expenses:
Management fees	441,027		1,122,759		239,324
Directors/Trustees fees	102,849		270,802		53,658
Other	187,781		498,474		126,982
Total liabilities	303,764,928		794,354,037		155,088,424
Net assets applicable to Common shares	$595,740,260		$1,526,791,531		$313,735,436
Common shares outstanding	38,452,882		95,610,971		19,526,645
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.49		$15.97		$16.07
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$384,529		$956,110		$195,266
Paid-in surplus	538,715,149		1,333,832,277		271,648,606
Undistributed (Over-distribution of) net investment income	5,580,477		20,504,464		3,195,710
Accumulated net realized gain (loss)	(25,396,033)		(23,533,851)		(1,552,349)
Net unrealized appreciation (depreciation)	76,456,138		195,032,531		40,248,203
Net assets applicable to Common shares	$595,740,260		$1,526,791,531		$313,735,436
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.

90	Nuveen Investments

	Premium
	Income		Dividend		AMT-Free
	Opportunity		Advantage		Income
	(NPX	)	(NVG	)	(NEA	)
Assets
Investments, at value (cost $743,389,795, $596,233,630 and $460,405,361, respectively)	$811,873,248		$656,778,901		$492,985,100
Cash	1,077,094		4,286,242		214,334
Receivables:
Dividends and interest	10,870,508		9,618,573		6,914,158
Investments sold	—		40,970,000		7,303,519
Deferred offering costs	2,386,902		1,131,279		939,660
Other assets	280,572		66,277		46,932
Total assets	826,488,324		712,851,272		508,403,703
Liabilities
Cash overdraft	—		—		—
Floating rate obligations	46,945,000		21,558,334		8,315,000
Payables:
Common share dividends	2,147,171		2,193,297		1,514,468
Interest	—		358,491		267,938
Investments purchased	—		891,853		2,764,930
Offering costs	—		7,500		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		108,000,000		83,000,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	—		92,500,000		67,600,000
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	219,000,000		—		—
Accrued expenses:
Management fees	414,513		334,487		264,991
Directors/Trustees fees	89,867		65,724		46,437
Other	269,193		191,666		143,434
Total liabilities	268,865,744		226,101,352		163,917,198
Net assets applicable to Common shares	$557,622,580		$486,749,920		$344,486,505
Common shares outstanding	37,359,200		29,802,900		22,243,814
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.93		$16.33		$15.49
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$373,592		$298,029		$222,438
Paid-in surplus	499,288,146		423,667,425		314,666,840
Undistributed (Over-distribution of) net investment income	7,096,673		6,042,365		3,657,236
Accumulated net realized gain (loss)	(17,619,284)		(3,803,170)		(6,639,748)
Net unrealized appreciation (depreciation)	68,483,453		60,545,271		32,579,739
Net assets applicable to Common shares	$557,622,580		$486,749,920		$344,486,505
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of
Operations
Year Ended October 31, 2012

			Premier
	Quality	Opportunity	Opportunity
	(NQI )	(NIO )	(NIF )
Investment Income	$41,692,273	$103,184,280	$21,284,819
Expenses
Management fees	5,126,201	13,083,528	2,786,114
Dividend disbursing agent fees	—	2,918	—
Shareholder servicing agent fees and expenses	66,369	90,907	20,518
Interest expense and amortization of offering costs	4,029,737	2,577,813	493,766
Liquidity fees	—	5,181,517	1,016,577
Remarketing fees	—	678,320	133,082
Custodian’s fees and expenses	119,596	306,311	68,056
Directors/Trustees fees and expenses	22,577	59,098	12,101
Professional fees	87,402	136,722	49,998
Shareholder reporting expenses	156,848	327,836	93,597
Stock exchange listing fees	14,418	30,368	8,678
Investor relations expense	69,643	182,439	38,593
Other expenses	43,203	51,572	44,710
Total expenses before custodian fee credit, expense reimbursement and legal fee refund	9,735,994	22,709,349	4,765,790
Custodian fee credit	(9,156)	(28,848)	(2,302)
Expense reimbursement	—	—	—
Legal fee refund	(291,647)	(277,960)	(21,644)
Net expenses	9,435,191	22,402,541	4,741,844
Net investment income (loss)	32,257,082	80,781,739	16,542,975
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(16,400,909)	(13,687,810)	342,397
Change in net unrealized appreciation (depreciation) of investments	69,624,703	138,887,743	26,999,213
Net realized and unrealized gain (loss)	53,223,794	125,199,933	27,341,610
Net increase (decrease) in net assets applicable to Common shares from operations	$85,480,876	$205,981,672	$43,884,585

See accompanying notes to financial statements.

92	Nuveen Investments

	Premium
	Income	Dividend	AMT-Free
	Opportunity	Advantage	Income
	(NPX )	(NVG )	(NEA	)
Investment Income	$37,502,306	$34,071,045	$24,564,554
Expenses
Management fees	4,815,720	4,240,547	3,114,345
Dividend disbursing agent fees	—	44,959	35,014
Shareholder servicing agent fees and expenses	28,774	41,957	35,272
Interest expense and amortization of offering costs	947,363	4,936,560	3,631,076
Liquidity fees	2,267,691	—	—
Remarketing fees	222,650	—	—
Custodian’s fees and expenses	110,590	103,013	75,443
Directors/Trustees fees and expenses	20,964	18,569	14,951
Professional fees	267,748	60,609	51,276
Shareholder reporting expenses	147,961	193,046	144,384
Stock exchange listing fees	11,860	36,113	17,956
Investor relations expense	64,904	62,423	44,949
Other expenses	49,274	45,482	54,186
Total expenses before custodian fee credit, expense reimbursement and legal fee refund	8,955,499	9,783,278	7,218,852
Custodian fee credit	(4,794)	(7,306)	(3,242)
Expense reimbursement	—	(144,261)	—
Legal fee refund	(77,548)	—	—
Net expenses	8,873,157	9,631,711	7,215,610
Net investment income (loss)	28,629,149	24,439,334	17,348,944
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,740,582)	4,325,317	2,298,488
Change in net unrealized appreciation (depreciation) of investments	52,674,743	37,968,520	16,571,315
Net realized and unrealized gain (loss)	50,934,161	42,293,837	18,869,803
Net increase (decrease) in net assets applicable to Common shares from operations	$79,563,310	$66,733,171	$36,218,747

See accompanying notes to financial statements.

Nuveen Investments	93

Statement of
Changes in Net Assets

	Quality (NQI)		Opportunity (NIO)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/12	10/31/11	10/31/12	10/31/11
Operations
Net investment income (loss)	$32,257,082	$33,361,665	$80,781,739	$84,458,328
Net realized gain (loss) from investments	(16,400,909)	2,913,768	(13,687,810)	2,784,173
Change in net unrealized appreciation (depreciation) of investments	69,624,703	(5,637,242)	138,887,743	(25,310,122)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(386,864)	—	(677,344)
Net increase (decrease) in net assets applicable to Common shares from operations	85,480,876	30,251,327	205,981,672	61,255,035
Distributions to Common Shareholders
From net investment income	(34,705,158)	(33,502,590)	(83,755,217)	(83,219,787)
From accumulated net realized gains	—	—	(248,589)	—
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(34,705,158)	(33,502,590)	(84,003,806)	(83,219,787)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	464,200	153,236	—	359,108
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	464,200	153,236	—	359,108
Net increase (decrease) in net assets applicable to Common shares	51,239,918	(3,098,027)	121,977,866	(21,605,644)
Net assets applicable to Common shares at the beginning of period	544,500,342	547,598,369	1,404,813,665	1,426,419,309
Net assets applicable to Common shares at the end of period	$595,740,260	$544,500,342	$1,526,791,531	$1,404,813,665
Undistributed (Over-distribution of) net investment income at the end of period	$5,580,477	$7,940,357	$20,504,464	$23,488,659

See accompanying notes to financial statements.

94	Nuveen Investments

	Premier Opportunity (NIF)		Premium Income Opportunity (NPX)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/12	10/31/11	10/31/12	10/31/11
Operations
Net investment income (loss)	$16,542,975	$17,117,427	$28,629,149	$28,807,240
Net realized gain (loss) from investments	342,397	528,085	(1,740,582)	2,636,794
Change in net unrealized appreciation (depreciation) of investments	26,999,213	(5,726,778)	52,674,743	(3,219,083)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(106,530)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	43,884,585	11,812,204	79,563,310	28,224,951
Distributions to Common Shareholders
From net investment income	(17,681,389)	(17,351,304)	(27,791,366)	(27,791,014)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(17,681,389)	(17,351,304)	(27,791,366)	(27,791,014)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	464,494	589,038	84,877	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	464,494	589,038	84,877	—
Net increase (decrease) in net assets applicable to Common shares	26,667,690	(4,950,062)	51,856,821	433,937
Net assets applicable to Common shares at the beginning of period	287,067,746	292,017,808	505,765,759	505,331,822
Net assets applicable to Common shares at the end of period	$313,735,436	$287,067,746	$557,622,580	$505,765,759
Undistributed (Over-distribution of) net investment income at the end of period	$3,195,710	$4,345,739	$7,096,673	$6,253,256

See accompanying notes to financial statements.

Nuveen Investments	95

Statement of
Changes in Net Assets (continued)

	Dividend Advantage (NVG)		AMT-Free Income (NEA)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/12	10/31/11	10/31/12	10/31/11
Operations
Net investment income (loss)	$24,439,334	$27,019,107	$17,348,944	$18,631,579
Net realized gain (loss) from investments	4,325,317	1,369,031	2,298,488	193,126
Change in net unrealized appreciation (depreciation) of investments	37,968,520	(7,522,192)	16,571,315	(6,580,653)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(284,513)	—	(187,298)
Net increase (decrease) in net assets applicable to Common shares from operations	66,733,171	20,581,433	36,218,747	12,056,754
Distributions to Common Shareholders
From net investment income	(26,822,612)	(25,332,465)	(18,682,905)	(18,237,716)
From accumulated net realized gains	(1,230,860)	(86,428)	—	—
Decrease in net assets applicable to Common shares from distribution to Common shareholders	(28,053,472)	(25,418,893)	(18,682,905)	(18,237,716)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	41,859	16,256
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	41,859	16,256
Net increase (decrease) in net assets applicable to Common shares	38,679,699	(4,837,460)	17,577,701	(6,164,706)
Net assets applicable to Common shares at the beginning of period	448,070,221	452,907,681	326,908,804	333,073,510
Net assets applicable to Common shares at the end of period	$486,749,920	$448,070,221	$344,486,505	$326,908,804
Undistributed (Over-distribution of) net investment income at the end of period	$6,042,365	$7,944,632	$3,657,236	$4,681,766

See accompanying notes to financial statements.

96	Nuveen Investments

Statement of
Cash Flows
Year Ended October 31, 2012

			Premier
	Quality	Opportunity	Opportunity
	(NQI )	(NIO )	(NIF )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$85,480,876	$205,981,672	$43,884,585
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(198,659,254)	(426,476,478)	(79,290,570)
Proceeds from sales and maturities of investments	211,909,417	398,628,483	77,446,332
Proceeds from (Purchases of) short-term investments, net	—	10,500,000	1,760,000
Amortization (Accretion) of premiums and discounts, net	(3,144,315)	(2,549,800)	(1,535,141)
(Increase) Decrease in:
Receivable for dividends and interest	523,572	2,514,029	415,809
Receivable for investments sold	(15,988,553)	5,587,720	(113,689)
Other assets	141,297	11,522	1,426
Increase (Decrease) in:
Payable for interest	8,090	—	—
Payable for investments purchased	(2,744,897)	12,651,434	628,814
Accrued management fees	17,833	37,220	9,317
Accrued Directors/Trustees fees	(3,231)	(11,227)	(1,698)
Accrued other expenses	32,225	(104,705)	26,442
Net realized (gain) loss from investments	16,400,909	13,687,810	(342,397)
Change in net unrealized (appreciation) depreciation of investments	(69,624,703)	(138,887,743)	(26,999,213)
Taxes paid on undistributed capital gains	(1,551)	(6,303)	(959)
Net cash provided by (used in) operating activities	24,347,715	81,563,634	15,889,058
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	181,806	(552,065)	35,420
Increase (Decrease) in:
Cash overdraft	7,175,669	—	—
Floating rate obligations	290,000	(1,725,000)	—
Payable for offering costs	(145,825)	(63,783)	(304,145)
Cash distributions paid to Common shareholders	(34,199,827)	(83,940,783)	(17,192,531)
Net cash provided by (used in) financing activities	(26,698,177)	(86,281,631)	(17,461,256)
Net Increase (Decrease) in Cash	(2,350,462)	(4,717,997)	(1,572,198)
Cash at the beginning of period	2,350,462	7,810,538	2,465,831
Cash at the End of Period	$—	$3,092,541	$893,633

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $464,200 and $464,494 for Quality (NQI) and Premier Opportunity (NIF), respectively.

					Premier
	Quality		Opportunity		Opportunity
	(NQI	)	(NIO	)	(NIF	)
Cash paid for interest (excluding amortization of offering costs)	$3,637,499		$2,487,121		$468,589

See accompanying notes to financial statements.

Nuveen Investments	97

Statement of
Cash Flows (continued)

	Premium
	Income	Dividend	AMT-Free
	Opportunity	Advantage	Income
	(NPX )	(NVG )	(NEA )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$79,563,310	$66,733,171	$36,218,747
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(110,958,344)	(197,648,949)	(129,137,222)
Proceeds from sales and maturities of investments	124,285,795	259,676,299	136,645,856
Proceeds from (Purchases of) short-term investments, net	—	(3,975,000)	—
Amortization (Accretion) of premiums and discounts, net	(2,740,203)	(1,877,010)	(608,055)
(Increase) Decrease in:
Receivable for dividends and interest	746,029	154,971	739,945
Receivable for investments sold	3,563,659	(39,735,000)	(4,070,261)
Other assets	1,793	121,809	112,120
Increase (Decrease) in:
Payable for interest	—	3,170	2,305
Payable for investments purchased	(7,542,365)	(2,370,755)	(1,256,603)
Accrued management fees	18,516	11,488	4,151
Accrued Directors/Trustees fees	(2,390)	(1,422)	(42)
Accrued other expenses	116,573	73,142	16,727
Net realized (gain) loss from investments	1,740,582	(4,325,317)	(2,298,488)
Change in net unrealized (appreciation) depreciation of investments	(52,674,743)	(37,968,520)	(16,571,315)
Taxes paid on undistributed capital gains	(8,190)	(58,065)	(479)
Net cash provided by (used in) operating activities	36,110,022	38,814,012	19,797,386
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(83,154)	448,205	261,790
Increase (Decrease) in:
Cash overdraft	—	—	—
Floating rate obligations	(11,035,000)	(6,855,000)	(4,725,000)
Payable for offering costs	(29,812)	(556,980)	(307,376)
Cash distributions paid to Common shareholders	(27,685,380)	(28,042,233)	(18,641,800)
Net cash provided by (used in) financing activities	(38,833,346)	(35,006,008)	(23,412,386)
Net Increase (Decrease) in Cash	(2,723,324)	3,808,004	(3,615,000)
Cash at the beginning of period	3,800,418	478,238	3,829,334
Cash at the End of Period	$1,077,094	$4,286,242	$214,334

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of Common share distributions of $84,877 and $41,859 for Premium Income Opportunity (NPX) and AMT-Free Income (NEA), respectively.

Premium
	Income		Dividend		AMT-Free
	Opportunity		Advantage		Income
	(NPX	)	(NVG	)	(NEA	)
Cash paid for interest (excluding amortization of offering costs)	$866,057		$4,399,834		$3,248,146

See accompanying notes to financial statements.

98	Nuveen Investments

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Nuveen Investments	99

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders		Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Quality (NQI)
Year Ended 10/31:
2012	$14.17	$.84	$1.38	$—	$—		$2.22	$(.90)	$—		$(.90)	$—		$15.49	$15.49
2011	14.26	.87	(.08)	(.01)	—		.78	(.87)	—		(.87)	—		14.17	14.11
2010	13.61	.95	.58	(.03)	—		1.50	(.85)	—		(.85)	—		14.26	14.40
2009	11.68	.99	1.76	(.06)	—		2.69	(.76)	—		(.76)	—		13.61	13.30
2008	14.88	.99	(3.16)	(.30)	—		(2.47)	(.73)	—		(.73)	—		11.68	11.15

Opportunity (NIO)
Year Ended 10/31:
2012	14.69	.84	1.32	—	—		2.16	(.88)	—	*	(.88)	—		15.97	15.53
2011	14.92	.88	(.23)	(.01)	—		.64	(.87)	—		(.87)	—		14.69	14.20
2010	14.22	.97	.60	(.03)	—		1.54	(.84)	—		(.84)	—	*	14.92	14.83
2009	12.39	.96	1.66	(.06)	—		2.56	(.73)	—		(.73)	—		14.22	12.98
2008	15.04	.97	(2.62)	(.30)	—	*	(1.95)	(.70)	—	*	(.70)	—		12.39	11.15

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

100	Nuveen Investments

			Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate

16.65%	16.06%	$595,740	1.69%		5.55%		23%
4.65	5.98	544,500	1.66		6.43		18
15.03	11.30	547,598	1.19		6.81		11
26.98	23.65	521,216	1.32		7.86		4
(13.35)	(17.24)	447,463	1.49		7.03		7

15.92	15.03	1,526,792	1.54		5.45		18
2.08	4.73	1,404,814	1.63		6.28		10
21.20	11.08	1,426,419	1.14		6.61		7
23.62	21.18	1,358,844	1.29		7.36		8
(13.17)	(13.45)	1,005,218	1.43		6.76		9

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), VMTP Shares and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Quality (NQI)
Year Ended 10/31:
2012	.70%
2011	.57
2010	.07
2009	.11
2008	.26

Opportunity (NIO)
Year Ended 10/31:
2012	.57
2011	.59
2010	.06
2009	.11
2008	.24

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	101

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Premier Opportunity (NIF)
Year Ended 10/31:
2012	$14.72	$.85	$1.41	$—	$—		$2.26	$(.91)	$—	$(.91)	$—	$16.07	$15.75
2011	15.01	.88	(.27)	(.01)	—		.60	(.89)	—	(.89)	—	14.72	14.26
2010	14.38	.96	.57	(.03)	—		1.50	(.87)	—	(.87)	—	15.01	15.50
2009	12.54	.99	1.64	(.06)	—		2.57	(.73)	—	(.73)	—	14.38	13.10
2008	14.90	.96	(2.37)	(.31)	—		(1.72)	(.64)	—	(.64)	—	12.54	11.19

Premium Income Opportunity (NPX)
Year Ended 10/31:
2012	13.54	.77	1.36	—	—		2.13	(.74)	—	(.74)	—	14.93	14.90
2011	13.53	.77	(.02)	—	—		.75	(.74)	—	(.74)	—	13.54	12.83
2010	12.96	.78	.53	—	—		1.31	(.74)	—	(.74)	—	13.53	13.40
2009	11.39	.80	1.44	—	—		2.24	(.67)	—	(.67)	—	12.96	11.86
2008	13.73	.80	(2.32)	(.20)	—		(1.72)	(.62)	—	(.62)	—	11.39	9.56

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

102	Nuveen Investments

			Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss	)	Portfolio Turnover Rate

17.06%	15.67%	$313,735	1.57%		5.44%		17%
(1.98)	4.40	287,068	1.65		6.19		8
25.60	10.74	292,018	1.20		6.56		12
24.07	20.90	279,312	1.30		7.25		2
(11.12)	(11.92)	243,589	1.42		6.72		6

22.39	16.07	557,623	1.66		5.31		14
1.75	6.01	505,766	1.80		5.99		20
19.70	10.39	505,332	1.82		5.87		10
31.78	20.15	484,069	1.98		6.56		7
(17.17)	(12.98)	425,557	2.13		6.12		8

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Premier Opportunity (NIF)
Year Ended 10/31:
2012	.54%
2011	.59
2010	.06
2009	.07
2008	.17

Premium Income Opportunity (NPX)
Year Ended 10/31:
2012	.64
2011	.77
2010	.59
2009	.89
2008	.88

See accompanying notes to financial statements.

Nuveen Investments	103

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Dividend Advantage (NVG)
Year Ended 10/31:
2012	$15.03	$.82	$1.42	$—	$—		$2.24	$(.90)	$(.04)	$(.94)	$—		$16.33	$15.82
2011	15.20	.91	(.22)	(.01)	—		.68	(.85)	— *	(.85)	—		15.03	14.32
2010	14.80	.90	.39	(.01)	—*		1.28	(.84)	(.04)	(.88)	—		15.20	14.80
2009	12.85	1.00	1.77	(.06)	—		2.71	(.76)	—	(.76)	—	*	14.80	13.85
2008	15.09	1.00	(2.25)	(.29)	—		(1.54)	(.70)	—	(.70)	—		12.85	11.42

AMT-Free Income (NEA)
Year Ended 10/31:
2012	14.70	.78	.85	—	—		1.63	(.84)	—	(.84)	—		15.49	15.80
2011	14.98	.84	(.29)	(.01)	—		.54	(.82)	—	(.82)	—		14.70	13.85
2010	14.42	.87	.52	(.02)	—		1.37	(.81)	—	(.81)	—		14.98	14.95
2009	12.37	.98	1.86	(.06)	—		2.78	(.73)	—	(.73)	—	*	14.42	13.48
2008	14.71	.95	(2.31)	(.27)	—		(1.63)	(.71)	—	(.71)	—		12.37	11.40

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

104	Nuveen Investments

			Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)(e)

Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(f)	Net Investment Income (Loss	)	Expenses	(f)	Net Investment Income (Loss)	Portfolio Turnover Rate

17.44%	15.30%	$486,750	2.08%		5.17%		2.05%		5.20%	29%
2.89	4.83	448,070	1.95		6.12		1.84		6.23	7
13.51	8.89	452,908	1.89		5.79		1.71		5.98	2
28.72	21.54	441,207	1.25		6.86		.98		7.12	9
(12.11)	(10.64)	383,035	1.32		6.48		.98		6.82	7

20.64	11.32	344,487	2.13		5.13		N/A		N/A	26
(1.60)	3.92	326,909	2.02		5.86		2.01		5.87	2
17.27	9.76	333,074	1.76		5.80		1.63		5.93	2
25.41	23.05	320,587	1.24		7.14		.99		7.39	6
(15.97)	(11.56)	229,075	1.26		6.27		.87		6.66	8

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VMTP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank or legal fee refund, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2012 and November 30, 2010, the Adviser is no longer reimbursing Dividend Advantage (NVG) and ATM-Free Income (NEA), respectively, for any fees or expenses.
(f)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Dividend Advantage (NVG)
Year Ended 10/31:
2012	1.05%
2011	.90
2010	.84
2009	.08
2008	.15

AMT-Free Income (NEA)
Year Ended 10/31:
2012	1.07
2011	.94
2010	.67
2009	.05
2008	.07

*	Rounds to less than $.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	105

Financial
Highlights (continued)

	ARPS at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
Quality (NQI)
Year Ended 10/31:
2012	$—	$—	$240,400	$347,812	$—	$—
2011	—	—	240,400	326,498	—	—
2010	239,200	82,232	—	—	—	—
2009	245,850	78,001	—	—	—	—
2008	298,425	62,485	—	—	—	—

Opportunity (NIO)
Year Ended 10/31:
2012	—	—	—	—	667,200	328,836
2011	—	—	—	—	667,200	310,554
2010	664,825	78,639	—	—	—	—
2009	675,475	75,292	—	—	—	—
2008	623,350	65,315	—	—	—	—

	ARPS at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
Premier Opportunity (NIF)
Year Ended 10/31:
2012	$—	$—	$130,900	$339,676
2011	—	—	130,900	319,303
2010	130,125	81,103	—	—
2009	130,125	78,662	—	—
2008	154,950	64,301	—	—

Premium Income Opportunity (NPX)
Year Ended 10/31:
2012	—	—	219,000	354,622
2011	—	—	219,000	330,943
2010	—	—	219,000	330,745
2009	—	—	219,000	321,036
2008	—	—	219,000	294,318

106	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (g)		VMTP Shares at the End of Period		ARPS, MTP and/or VMTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Dividend Advantage (NVG)
Year Ended 10/31:
2012	$—	$—	$108,000	$34.28	$92,500	$342,768	$3.43
2011	—	—	108,000	32.35	92,500	323,476	3.23
2010	91,950	81,628	108,000	32.65	—	—	3.27
2009	91,950	80,165	108,000	32.07	—	—	3.21
2008	226,975	67,189	—	—	—	—	—

AMT-Free Income (NEA)
Year Ended 10/31:
2012	—	—	83,000	32.87	67,600	328,743	3.29
2011	—	—	83,000	31.71	67,600	317,071	3.17
2010	67,375	80,374	83,000	32.15	—	—	3.21
2009	148,750	78,880	—	—	—	—	—
2008	132,800	68,124	—	—	—	—	—

(g)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
Dividend Advantage (NVG)
Year Ended 10/31:
2012	2014	$10.12	$10.16
2011	2014	10.10	10.12
2010	2014	10.22	10.19
2009	2014	9.98	10.03	^
2008	—	—	—

AMT-Free Income (NEA)
Year Ended 10/31:
2012	2015	$10.16	$10.14
2011	2015	10.14	10.08
2010	2015	10.14	10.15	^^
2009	—	—	—
2008	—	—	—

^	For the period October 19, 2009 (first issuance date of shares) through October 31, 2009.
^ ^	For the period January 19, 2010 (first issuance date of shares) through October 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	107

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Quality Municipal Fund, Inc. (NQI), Nuveen Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Municipal Opportunity Fund, Inc. (NIF), Nuveen Premium Income Municipal Opportunity Fund, Inc. (NPX), Nuveen Dividend Advantage Municipal Income Fund (NVG) and Nuveen AMT-Free Municipal Income Fund (NEA) (each a “Fund” and collectively, the “Funds”). Common shares of Quality (NQI), Opportunity (NIO), Premier Opportunity (NIF) and Premium Income Opportunity (NPX) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Dividend Advantage (NVG) and AMT-Free Income (NEA) are traded on the NYSE MKT (formerly known as NYSE Amex). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Investment Policy Changes
On January 2, 2012, each Fund eliminated the investment policy requiring it, under normal circumstances, to invest at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Since 2007, most municipal bond insurers have had their credit ratings downgraded and only one insurer is currently insuring new municipal bonds. As a result, the supply of insured municipal securities has decreased dramatically and the long-term viability of the municipal bond insurance market is uncertain. The Funds did not change their investment objectives and continue to invest substantially all of their assets in a portfolio of investment grade quality municipal securities.

Concurrent with the investment policy changes, the Funds changed their names as follows:

•	Nuveen Insured Quality Municipal Fund, Inc. (NQI) changed to Nuveen Quality Municipal Fund, Inc. (NQI),

•	Nuveen Insured Municipal Opportunity Fund, Inc. (NIO) changed to Nuveen Municipal Opportunity Fund, Inc. (NIO),

•	Nuveen Premier Insured Municipal Income Fund, Inc. (NIF) changed to Nuveen Premier Municipal Opportunity Fund, Inc. (NIF),

•	Nuveen Insured Premium Income Municipal Fund 2 (NPX) changed to Nuveen Premium Income Municipal Opportunity Fund, Inc. (NPX),

•	Nuveen Insured Dividend Advantage Municipal Fund (NVG) changed to Nuveen Dividend Advantage Municipal Income Fund (NVG) and

•	Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) changed to Nuveen AMT-Free Municipal Income Fund (NEA).

In addition, each Fund changed its non-fundamental investment policy requiring each Fund to invest in municipal securities rated at least investment grade at the time of investment. Each Fund adopted a new policy to, under normal circumstances, invest at least 80% of its managed assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical ratings organization or are unrated but judged to be of comparable quality by Nuveen Fund Advisors, Inc. (“the Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”). Under the new policy, each Fund may invest up to 20% of its managed assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser. No more than 10% of each Fund’s managed assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by Nuveen Asset Management, LLC (“the Sub-Adviser”), a wholly-owned subsidiary of the Adviser.

Approved Fund Reorganizations
On June 22, 2012, the Funds’ Board of Directors/Trustees approved a series of reorganizations for certain Funds included in this report. The reorganizations are intended to create a single larger Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

108	Nuveen Investments

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
Premier Opportunity (NIF)	AMT-Free Income (NEA)
Premium Income Opportunity (NPX)

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

In addition, shareholders of the Acquired Funds will become shareholders of the Acquiring Fund. Holders of common shares will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund will receive on a one-for-one basis newly issued preferred shares of their Acquiring Fund, in exchange for preferred shares of their Acquired Fund held immediately prior to the reorganization.

In connection with the reorganizations, certain Funds have begun accruing for known associated costs and expenses. Such amounts are included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expense” on the Statement of Operations, if any.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark

Nuveen Investments	109

Notes to
Financial Statements (continued)

securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2012, Opportunity (NIO), Premier Opportunity (NIF), Dividend Advantage (NVG) and AMT-Free Income (NEA) had outstanding when-issued/delayed delivery purchase commitments of $14,499,584, $3,418,247, $875,776 and $2,764,930, respectively. There were no such outstanding purchase commitments in Quality (NQI) or Premium Income Opportunity (NPX).

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented in the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of October 31, 2011, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, the remainder of each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of October 31, 2012, the number of MTP Shares outstanding, annual interest rate and the NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Dividend Advantage (NVG)			AMT-Free Income (NEA)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2014	10,800,000	2.95%	NVG Pr C	—	—%	—
2015	—	—	—	8,300,000	2.85	NEA Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the

110	Nuveen Investments

Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	Dividend		AMT-Free
	Advantage		Income
	(NVG	)	(NEA	)
	Series 2014		Series 2015
Term Redemption Date	November 1, 2014		February 1, 2015
Optional Redemption Date	November 1, 2010		February 1, 2011
Premium Expiration Date	October 31, 2011		January 31, 2012

The average liquidation value for all series of MTP Shares outstanding for each Fund during the fiscal year ended October 31, 2012, was as follows:

	Dividend		AMT-Free
	Advantage		Income
	(NVG	)	(NEA	)
Average liquidation value of MTP Shares outstanding	$108,000,000		$83,000,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. Quality (NQI), Dividend Advantage (NVG) and AMT-Free Income (NEA) issued their VMTP Shares in a privately negotiated offering. Proceeds from the issuance of VMTP Shares, net of offering expenses, were used to redeem all, or a portion of, the remainder of each Fund’s outstanding ARPS. Each Fund’s VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2012, the number of VMTP Shares outstanding, at liquidation value, for each Fund is as follows:

			Dividend		AMT-Free
	Quality		Advantage		Income
	(NQI	)	(NVG	)	(NEA	)
Series 2014	$240,400,000		$92,500,000		$67,600,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances . The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

			Dividend		AMT-Free
	Quality		Advantage		Income
	(NQI	)	(NVG	)	(NEA	)
Term Redemption Date	March 1, 2014		October 1, 2014		August 1, 2014
Optional Redemption Date	March 1, 2012		October 1, 2012		August 1, 2012
Premium Expiration Date	February 29, 2012		September 30, 2012		July 31, 2012

The average liquidation value of VMTP Shares outstanding and annualized dividend rate of VMTP Shares for each Fund during the fiscal year ended October 31, 2012, were as follows:

			Dividend		AMT-Free
	Quality		Advantage		Income
	(NQI	)	(NVG	)	(NEA	)
Average liquidation value of VMTP Shares outstanding	$240,400,000		$92,500,000		$67,600,000
Annualized dividend rate	1.40%		1.15%		1.21%

Nuveen Investments	111

Notes to
Financial Statements (continued)

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly.

For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. Opportunity (NIO), Premier Opportunity (NIF) and Premium Income Opportunity (NPX) issued their VRDP Shares in privately negotiated offerings. Proceeds from each Fund’s offering were used to redeem all, or a portion of, the remainder of each Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2012, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

					Premium
			Premier		Income
	Opportunity		Opportunity		Opportunity
	(NIO	)	(NIF	)	(NPX	)
Series	1		1		2
VRDP Shares outstanding	6,672		1,309		2,190
Maturity	December 1, 2040		December 1, 2040		August 1, 2038

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended October 31, 2012, were as follows:

					Premium
			Premier		Income
	Opportunity		Opportunity		Opportunity
	(NIO	)	(NIF	)	(NPX	)
Average liquidation value of VRDP Shares outstanding	667,200,000		130,900,000		219,000,000
Annualized dividend rate	0.29%		0.29%		0.28%

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Insurance
Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. Under normal circumstances, and during the period November 1, 2011 through January 2, 2012, each Fund invested at least 80% of its managed assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. In addition, during the period November 1, 2011 through January 2, 2012, each Fund invested in municipal securities that, at the time of investment were rated investment grade (including (i) bonds insured by investment grade rated insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB by one or more national rating agencies are considered to be below investment grade. As previously described in Footnote 1 – General Information and Significant Accounting Policies, Investment Policy Changes, effective January 2, 2012, each Fund eliminated this investment policy.

112	Nuveen Investments

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Maximum exposure to Recourse Trusts	$23,355,000		$46,130,000		$15,375,000		$14,845,000		$8,235,000		$17,060,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2012, were as follows:

							Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Average floating rate obligations outstanding	$52,528,730		$104,909,358		$19,000,000		$52,258,702		$25,566,449		$10,858,238
Average annual interest rate and fees	0.50%		0.53%		0.47%		0.46%		0.58%		0.64%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency exchange contracts, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2012.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed

Nuveen Investments	113

Notes to
Financial Statements (continued)

the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a predetermined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by Dividend Advantage (NVG) and AMT-Free Income (NEA) in connection with their offerings of MTP Shares were recorded as deferred charges, which are being amortized over the life of the shares. Costs incurred by Quality (NQI), Dividend Advantage (NVG) and AMT-Free Income (NEA) in connection with their VMTP Shares were recorded as deferred charges, which are being amortized over the life of the shares. Costs incurred by Opportunity (NIO), Premier Opportunity (NIF) and Premium Income Opportunity (NPX) in connection with their offerings of VRDP Shares were recorded as deferred charges, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

114	Nuveen Investments

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Quality (NQI)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$868,616,216	$540,536	$869,156,752

Opportunity (NIO)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$2,270,257,926	$1,962,428	$2,272,220,354

Premier Opportunity (NIF)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$460,647,620	$40,126	$460,687,746

Premium Income Opportunity (NPX)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$811,728,680	$144,568	$811,873,248

Dividend Advantage (NVG)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$651,266,396	$—	$651,266,396
Investment Companies	1,537,505	—	—	1,537,505
Short-Term Investments:
Municipal Bonds	—	3,975,000	—	3,975,000
Total	$1,537,505	$655,241,396	$—	$656,778,901

AMT-Free Income (NEA)	Level 1	Level 2	Level 3	Total

Long-Term Investments*:
Municipal Bonds	$—	$492,985,100	$—	$492,985,100

*	Refer to the Fund’s Portfolio of Investments for state classifications and breakdown of Municipal Bonds classified as Level 3, where applicable.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

Nuveen Investments	115

Notes to
Financial Statements (continued)

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2012.

4. Fund Shares

Common Shares
The Funds did not repurchase any of their outstanding Common shares during the fiscal years ended October 31, 2012 and October 31, 2011.

Transactions in Common shares were as follows:

	Quality (NQI)		Opportunity (NIO)		Premier Opportunity (NIF)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/12	10/31/11	10/31/12	10/31/11	10/31/12	10/31/11
Common shares issued to shareholders due to reinvestment of distributions	32,488	10,745	—	24,068	29,949	40,933

	Premium Income Opportunity (NPX)		Dividend Advantage (NVG)		AMT-Free Income (NEA)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/12	10/31/11	10/31/12	10/31/11	10/31/12	10/31/11
Common shares issued to shareholders due to reinvestment of distributions	5,688	—	—	—	2,697	1,085

Preferred Shares
Premium Income Opportunity (NPX) redeemed the remainder of its outstanding ARPS, at liquidation value, during the fiscal year ended October 31, 2008.

Transactions in ARPS were as follows:

	Quality (NQI)				Opportunity (NIO)
	Year Ended		Year Ended		Year Ended		Year Ended
	10/31/12		10/31/11		10/31/12		10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	(1,954)	$(48,850,000)	N/A	N/A	(3,319)	$(82,975,000)
Series T	N/A	N/A	(1,956)	(48,900,000)	N/A	N/A	(3,319)	(82,975,000)
Series W	N/A	N/A	(1,957)	(48,925,000)	N/A	N/A	(3,320)	(83,000,000)
Series W2	N/A	N/A	—	—	N/A	N/A	(2,655)	(66,375,000)
Series W3	N/A	N/A	—	—	N/A	N/A	(1,486)	(37,150,000)
Series TH	N/A	N/A	(1,745)	(43,625,000)	N/A	N/A	(3,319)	(82,975,000)
Series TH2	N/A	N/A	—	—	N/A	N/A	(3,321)	(83,025,000)
Series TH3	N/A	N/A	—	—	N/A	N/A	(2,536)	(63,400,000)
Series F	N/A	N/A	(1,956)	(48,900,000)	N/A	N/A	(3,318)	(82,950,000)
Total	N/A	N/A	(9,568)	$(239,200,000)	N/A	N/A	(26,593)	$(664,825,000)

	Premier Opportunity (NIF)				Dividend Advantage (NVG)
	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	—	$—	N/A	N/A	(1,247)	$(31,175,000)
Series T	N/A	N/A	—	—	N/A	N/A	(1,217)	(30,425,000)
Series W	N/A	N/A	(678)	(16,950,000)	N/A	N/A	—	—
Series TH	N/A	N/A	(2,263)	(56,575,000)	N/A	N/A	(1,214)	(30,350,000)
Series F	N/A	N/A	(2,264)	(56,600,000)	N/A	N/A	—	—
Total	N/A	N/A	(5,205)	$(130,125,000)	N/A	N/A	(3,678)	$(91,950,000)

N/A – As of October 31, 2011, the Fund redeemed the remainder of its outstanding ARPS, at liquidation value.

116	Nuveen Investments

	AMT-Free Income (NEA)
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	N/A	N/A	(1,104)	$(27,600,000)
Series W	N/A	N/A	(1,105)	(27,625,000)
Series W2	N/A	N/A	(486)	(12,150,000)
Total	N/A	N/A	(2,695)	$(67,375,000)

N/A – As of October 31, 2011, the Fund redeemed the remainder of its outstanding ARPS, at liquidation value.

Transactions in VMTP Shares were as follows:

	Quality (NQI)				Dividend Advantage (NVG)
	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	—	$—	2,404	$240,400,000	—	$—	925	$92,500,000

	AMT-Free Income (NEA)
	Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount
VMTP Shares issued:
Series 2014	—	$—	676	$67,600,000

Transactions in VRDP Shares were as follows:

	Opportunity (NIO)				Premier Opportunity (NIF)
	Year Ended 10/31/12		Year Ended 10/31/11		Year Ended 10/31/12		Year Ended 10/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	6,672	$667,200,000	—	$—	1,309	$130,900,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended October 31, 2012, were as follows:

							Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Purchases	$198,659,254		$426,476,478		$79,290,570		$110,958,344		$197,648,949		$129,137,222
Sales and maturities	211,909,417		398,628,483		77,446,332		124,285,795		259,676,299		136,645,856

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	117

Notes to
Financial Statements (continued)

At October 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

							Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Cost of investments	$742,607,771		$1,975,468,910		$401,126,320		$698,792,740		$580,057,041		$453,593,264
Gross unrealized:
Appreciation	$80,046,270		$205,705,667		$41,558,294		$79,173,326		$64,415,334		$34,244,771
Depreciation	(6,124,043)		(13,387,739)		(997,826)		(13,038,063)		(9,252,231)		(3,165,744)
Net unrealized appreciation (depreciation) of investments	$73,922,227		$192,317,928		$40,560,468		$66,135,263		$55,163,103		$31,079,027

Permanent differences, primarily due to federal taxes paid, taxable market discount, non-deductible offering costs and prior non-deductible reorganization expense, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2012, the Funds’ tax year end, as follows:

					Premium
				Premier	Income		Dividend	AMT-Free
	Quality		Opportunity	Opportunity	Opportunity		Advantage	Income
	(NQI	)	(NIO )	(NIF )	(NPX	)	(NVG )	(NEA	)
Paid-in surplus	$(375,361)		$(76,405)	$(19,740)	$(36,738)		$(426,013)	$(391,611)
Undistributed (Over-distribution of) net investment income	88,196		(10,717)	(11,615)	5,634		481,011	309,431
Accumulated net realized gain (loss)	287,165		87,122	31,355	31,104		(54,998)	82,180

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2012, the Funds’ tax year end, were as follows:

							Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Undistributed net tax-exempt income *	$7,770,058		$24,436,250		$4,336,956		$8,123,917		$7,575,251		$5,236,866
Undistributed net ordinary income **	—		—		—		—		292,862		4,763
Undistributed net long-term capital gains	—		—		—		—		3,756,050		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2012, paid on November 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2012 and October 31, 2011, was designated for purposes of the dividends paid deduction as follows:

							Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
2012	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Distributions from net tax-exempt income***	$37,976,832		$85,683,885		$18,057,546		$28,414,820		$31,075,415		$21,861,702
Distributions from net ordinary income **	99,950		273		27		—		—		—
Distributions from net long-term capital gains ****	—		248,589		—		—		1,230,860		—

							Premium
					Premier		Income		Dividend		AMT-Free
	Quality		Opportunity		Opportunity		Opportunity		Advantage		Income
2011	(NQI	)	(NIO	)	(NIF	)	(NPX	)	(NVG	)	(NEA	)
Distributions from net tax-exempt income	$35,817,692		$85,650,770		$17,902,087		$28,602,694		$28,729,780		$20,898,107
Distributions from net ordinary income **	—		428,596		—		—		—		—
Distributions from net long-term capital gains	—		—		—		—		86,428		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2012, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2012.

118	Nuveen Investments

At October 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

					Premium
			Premier		Income		AMT-Free
	Quality		Opportunity		Opportunity		Income
	(NQI	)	(NIF	)	(NPX	)	(NEA	)
Expiration:
October 31, 2013	$—		$—		$—		$2,177,879
October 31, 2015	—		—		—		174,026
October 31, 2016	2,623,034		897,386		3,274,999		1,917,479
October 31, 2017	217,918		—		456,587		—
October 31, 2018	322,087		—		—		—
Total	$3,163,039		$897,386		$3,731,586		$4,269,384

During the Funds’ tax year ended October 31, 2012, the following Funds utilized capital loss carryforwards as follows:

	Premier		AMT-Free
	Opportunity		Income
	(NIF	)	(NEA	)
Utilized capital loss carryforwards	$342,731		$2,380,668

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses incurred that will be carried forward under the provisions of the Act are as follows:

Premium
Income
	Quality		Opportunity		Opportunity
	(NQI	)	(NIO	)	(NPX	)
Post-enactment losses:
Short-term	$—		$—		$—
Long-term	16,113,744		13,642,618		1,709,478

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

	Quality (NQI	)
	Opportunity (NIO	)
	Premier Opportunity (NIF	)
	Premium Income Opportunity (NPX	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Nuveen Investments	119

Notes to
Financial Statements (continued)

	Dividend Advantage (NVG	)
	AMT-Free Income (NEA	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2012, the complex-level fee rate for these Funds was .1691%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“the Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of Dividend Advantage’s (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

120	Nuveen Investments

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

9. Subsequent Events

VMTP Refinancing
In November 2012, Quality (NQI) exchanged all of its outstanding 2,404 Series 2014 VMTP Shares for 2,404 Series 2015 VMTP Shares. The Fund is required to redeem all 2,404 2015 VMTP Shares on December 1, 2015, unless earlier redeemed or repurchased by the Fund. In connection with this transaction, the Fund expensed the remainder of the deferred offering costs associated with the Series 2014 VMTP Shares and recorded new deferred offering costs, which will be amortized over the life of the Series 2015 Shares.

Nuveen Investments	121

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board

122	Nuveen Investments

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nuveen Investments	123

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing

124	Nuveen Investments

of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

Nuveen Investments	125

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Quality Municipal Fund, Inc. (the “Quality Municipal Fund”) had satisfactory performance compared to its peers, performing in the second or third quartile over various periods, while the Nuveen Premier Municipal Opportunity Fund, Inc. (the “Premier Municipal Opportunity Fund”), the Nuveen AMT-Free Municipal Income Fund (the “AMT-Free Fund”), and the Nuveen Dividend Advantage Municipal Income Fund (the “Dividend Advantage Fund”) lagged their respective peers somewhat in the shorter one- and three-year periods, but demonstrated more favorable performance in the longer five-year period. In addition, the Independent Board Members observed that the Nuveen Premium Income Municipal Opportunity Fund (the “Premium Income Fund”) and the Nuveen Municipal Opportunity Fund, Inc. (the “Municipal Opportunity Fund”) lagged their peers but outperformed their benchmarks over various periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

126	Nuveen Investments

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Quality Municipal Fund, the Premier Municipal Opportunity Fund, the AMT-Free Fund, the Municipal Opportunity Fund and the Premium Income Fund had net management fees slightly higher or higher than their respective peer averages, but a net expense ratio below or in line with their respective peer averages. In addition, the Independent Board Members noted that the Dividend Advantage Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

128	Nuveen Investments

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Nuveen Investments	129

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

130	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	217

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					217

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	217

Nuveen Investments	131

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	217

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					217

Interested Board Member:

■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217

132	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					217

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	117

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	117

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	217

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	217

Nuveen Investments	133

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					217

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	217

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					217

134	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

(1)
For Insured Premium Income 2 (NPX), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured Quality (NQI), Insured Opportunity (NIO) and Premier Insured Income (NIF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	135

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

136	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	137

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s

138	Nuveen Investments

value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Insured Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, insured U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	139

Glossary of Terms
Used in this Report (continued)

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

140	Nuveen Investments

Notes

Nuveen Investments	141

Notes

142	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NQI	—
NIO	—
NIF	—
NPX	—
NVG	—
NEA	—

Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments	143

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of September 30, 2012.

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Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-D-1012D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Dividend Advantage Municipal Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2012	$21,200	$0	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2011	$18,200	$7,750	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
2 "Audit-Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include leverage offerings as well as comfort letters for seed and shelf offerings.
3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to preferred stock, commercial paper and registration statements.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2012	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2012	$ 850	$ 0	$ 0	$ 850
October 31, 2011	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
PAUL BRENNAN	Nuveen Dividend Advantage Municipal Income Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	21	$14.291 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$310 million
*	Assets are as of October 31, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of October 31, 2012, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen Dividend Advantage Municipal Income Fund	$10,001-$50,000	$500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dividend Advantage Municipal Income Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2013